THIS  AGREEMENT  is  made  the  5th  day  of  August,  2003

BY  AND  AMONG:

                 MERCER  INTERNATIONAL  INC.,  a business trust organized
                 ---------------------------
                 pursuant to the laws of the State of Washington, having an address at 14900 Interurban Ave. South, Suite 282, Seattle, Washington, USA 98169

AND:

                 GREENLIGHT CAPITAL, L.L.C., a limited liability  company
                 --------------------------
                 organized pursuant to the laws of the State of Delaware, and GREENLIGHT CAPITAL, INC., a corporation organized
                     ------------------------
                 pursuant to the laws of the State of Delaware, each having an address at 420 Lexington Avenue, Suite 1740, New York, New York, USA, 10170.

WHEREAS:

A. The Company has called the Meeting to, among other things, elect two Trustees to the Board;

B. Greenlight, directly and/or indirectly through the Greenlight Funds, owns and/or has voting power over approximately 14.9% of the currently issued shares of the Company and pursuant to the Greenlight Proxy Materials proposed to nominate two individuals for election as Trustees at the Meeting; and

C. The Company, Greenlight and the Unrelated Shareholders have mutually agreed upon a consensual slate of two individuals to be nominated for election as Trustees pursuant to the Company Proxy Materials at the Meeting upon the terms and conditions hereinafter set forth.

NOW THEREFORE in consideration of the premises hereof and the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby covenant and agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

1.1     DEFINITIONS
        -----------

For the purposes of this Agreement, including the recitals hereto, the following terms shall have the following meanings, respectively:

     (a) "2003 OPTION PLAN" means a non-qualified stock option plan pursuant to which the Board, or a duly authorized committee thereof, can issue stock options to purchase an aggregate of up to 375,000 shares of beneficial interest from the treasury of the Company, which plan shall provide for the issuance of the G.A. Options, GWA Options and S.D. Options;

     (b)  "AFFILIATE"  has  the  meaning ascribed thereto in the Securities Act;

     (c) "AGREEMENT" means this agreement made by and among the Company and Greenlight and any and all schedules and amendments hereto;

     (d)  "BOARD"  means  the  Board  of  Trustees  of  the  Company;

     (e) "BUSINESS DAY" means a day excluding Saturday and Sunday on which banking institutions are open for business in New York, New York and Vancouver, Canada;

     (f) "COMPANY" means Mercer International Inc., a business trust organized pursuant to the laws of the State of Washington;

     (g) "COMPANY PRESS RELEASE" means the press release to be issued by the Company attached hereto as Schedule A;

     (h) "COMPANY PROXY MATERIALS" means the definitive proxy statements, definitive additional materials and any other proxy statement or materials filed by the Company with the SEC in respect of the Meeting pursuant to Section 14(a) of the Exchange Act;

     (i) "CONSENSUAL NOMINEES" means Guy W. Adams and the Unrelated Shareholder Nominee;

     (j) "DECLARATION OF TRUST" means the Restated Declaration of Trust of the Company dated May 31, 1990, as amended and/or restated from time to time;

     (k) "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, including the rules and regulations thereto, as amended from time to time;

     (l) "G.A. OPTIONS" means options granted by the Company to Guy W. Adams to purchase shares of beneficial interest from the treasury of the Company pursuant to the terms set forth in the Option Agreement attached hereto as Schedule B. Notwithstanding the foregoing, the number of shares of beneficial interest subject to the G.A. Options shall be reduced by the number of shares acquired by Mr. Adams, if any, pursuant to the Greenlight Adams Agreement;

     (m) "GREENLIGHT" means, collectively, Greenlight Capital, L.L.C., a limited liability company organized pursuant to the laws of Delaware, and Greenlight Capital, Inc., a corporation organized pursuant to the laws of Delaware;

     (n) "GREENLIGHT 13D" means the Schedule 13D filed by Greenlight with the SEC dated June 20, 2003, and any amendments thereto, in respect of its shares of the Company;

     (o) "GREENLIGHT ADAMS AGREEMENT" means the agreement made between Greenlight and Guy W. Adams dated June 20, 2003 and included as
          Exhibit 3 to the Greenlight 13D, together with the option agreements related thereto;

     (p) "GREENLIGHT FUNDS" means the investment funds managed by Greenlight including Greenlight Capital L.P., Greenlight Capital Qualified L.P. and Greenlight Capital Offshore, Ltd.;

     (q) "GREENLIGHT INDEMNITY AGREEMENT" means the Greenlight Adams Agreement, as amended by that certain First Amendment to the Greenlight Adams Agreement in the form attached hereto as Schedule C (the "FIRST AMENDMENT");

     (r) "GREENLIGHT PRESS RELEASE" means the press release to be issued by Greenlight attached hereto as Schedule D;

     (s) "GREENLIGHT PROXY MATERIALS" means the preliminary proxy statements, definitive proxy statements, definitive additional materials and any other proxy statement or materials (including, without limitation, those filed pursuant to Section 2.6(c) hereof) filed by Greenlight with the SEC in respect of the Meeting pursuant to Section 14(a) of the Exchange Act;

     (t)  "GWA"  means  GWA  Investments  LLC;

     (u) "GWA OPTIONS" means options granted by the Company to GWA to purchase shares of beneficial interest from the treasury of the Company pursuant to the terms set forth in the Option Agreement attached hereto as Schedule E. Notwithstanding the foregoing, the number of shares of beneficial interest subject to the GWA Options shall be reduced by the number of shares acquired by GWA, if any, pursuant to the Greenlight Adams Agreement;

     (v) "MEETING" means the annual meeting of shareholders of the Company scheduled to be held on August 22, 2003 and any adjournment, postponement or rescheduling thereof;

     (w) "MERCER STOCK VALUE" means the closing market price of the underlying shares of beneficial interest of the Company on the day the Option is exercised as reported on the Nasdaq National Market or if the shares are not reported on the Nasdaq National Market, the principal established stock exchange that lists such shares, or if the shares are not quoted on the Nasdaq National Market or an established stock exchange, the fair market value of such shares as determined by the Board;

     (x) "OPTION SPREAD" means the number of Options exercised multiplied by the difference between the Mercer Stock Value and $4.53, the exercise price of the Options;

     (y) "OPTIONS" shall have the meaning ascribed thereto in Section 2.8 hereof;

     (z) "S.D. AGREEMENT" means the agreement made between Greenlight and Saul Diamond dated June 20, 2003 and included as Exhibit 2 to the Greenlight 13D, together with the option agreement related thereto;

     (aa) "S.D. OPTIONS" means options granted by the Company to Saul Diamond to purchase shares of beneficial interest from the treasury of the Company pursuant to the terms set forth in the Option Agreement attached hereto as Schedule F. Notwithstanding the foregoing, the number of shares of beneficial interest subject to the S.D. Options shall be reduced by the number of shares acquired by Mr. Diamond, if any, pursuant to the S.D. Agreement;

     (bb) "SEC"  means  the  Securities  and  Exchange  Commission;

     (cc) "SECURITIES ACT" means the United States Securities Act of 1933, including the rules and regulations thereto, as amended from time to time;

     (dd) "TRUSTEE"  means  a  trustee  of  the  Company;

     (ee) "UNRELATED SHAREHOLDER NOMINEE" means a nominee for election as a Trustee proposed by the Unrelated Shareholders; and

     (ff) "UNRELATED SHAREHOLDERS" means Coghill Capital Management, LLC, Cramer Rosenthal McGlynn, LLC and Peter R. Kellogg;

1.2     HEADINGS
        --------

All article and section headings are for convenience only and shall not limit, alter or otherwise affect the meaning or construction of this Agreement.

1.3     INCLUDED  WORDS
        ---------------

Wherever the singular or the masculine are used in this Agreement, the same shall be deemed to include the plural or the feminine or vice versa and a body politic or corporate where the context or the parties so require.

1.4     CROSS  REFERENCES
        -----------------

Unless otherwise stated, a reference in this Agreement to a numbered or lettered paragraph, subparagraph or schedule refers to the paragraph, subparagraph or schedule bearing that number or letter in the Agreement.

1.5     USE  OF  WORD  "INCLUDING"
        --------------------------

The word "including", when following any general term or statement, is not to be construed as limiting the general term or statement to the specific terms or matters set forth immediately following such word or to similar items or matters, but such general term or statement shall rather be construed as referring to all items or matters that could reasonably fall within the broadest possible scope thereof.

                                    ARTICLE 2
                MEETING, NOMINEES, PROXY MATERIALS, VOTING, ETC.

2.1     NOTICE  OF  AND  BUSINESS  AT  THE  MEETING
        -------------------------------------------

The Notice for the Meeting, which shall be included in the Company Proxy Materials, shall provide that the purpose of the Meeting is solely to consider the following matters: (i) the election of two Trustees to the Board to serve as Class III Trustees; (ii) the ratification of Deloitte & Touche LLP as the independent auditors for the Company; (iii) the approval of the 2003 Option Plan; and (iv) such other business as may properly come before the Meeting or any adjournment, postponement or rescheduling thereof. No other matters or business will be proposed by the Company in the Notice for the Meeting or by the Company Proxy Materials.

2.2     NO  OTHER  BUSINESS  TO  BE  PROPOSED  AT  THE  MEETING
        -------------------------------------------------------

Neither the Company nor Greenlight shall, directly or indirectly, initiate, raise or bring any business or matters before the Meeting or for a vote at the Meeting other than the items set forth in (i) to (iii) of Section 2.1 hereof.

2.3     NO  POSTPONEMENT,  ADJOURNMENT  OR  RESCHEDULING  OF  THE  MEETING
        ------------------------------------------------------------------

Neither the Company nor Greenlight shall seek to postpone, adjourn or reschedule the Meeting from August 22, 2003, except as may be necessary to obtain a quorum or pursuant to Section 4.6 hereof.

2.4     NOMINATION  OF  CONSENSUAL  NOMINEES
        ------------------------------------

The Company shall file supplemental Company Proxy Materials to nominate the Consensual Nominees (and no other persons) for election as Trustees at the Meeting, shall solicit proxies for the due election of the Consensual Nominees as Trustees, shall cause the Consensual Nominees to be nominated at the Meeting and shall cause all such proxies received by the Company to be voted in the manner specified by such proxies.

2.5     ADDITIONAL  COMPANY  PROXY  MATERIALS
        -------------------------------------

The Company shall: (i) ensure that any additional or supplemental Company Proxy Materials filed or disseminated after the date hereof accurately reflect and implement the terms of this Agreement and are consistent with the Company Press Release and Greenlight Press Release; (ii) provide Greenlight with copies of any additional or supplemental Company Proxy Materials at least one Business Day in advance of filing such materials with the SEC or disseminating the same in order to permit Greenlight a reasonable opportunity to review and comment on such materials; and (iii) act reasonably in considering any comments that may be provided by Greenlight in respect of any such additional or supplemental Company Proxy Materials.

2.6     GREENLIGHT
        ----------

Greenlight  shall:

     (a) cause all the shares of the Company owned by it or over which it exercises voting power, including those held by the Greenlight Funds, totaling 2,517,500 shares of the Company (the "Greenlight Shares") to be present and counted at the meeting of purposes of establishing a quorum;

     (b) duly vote and/or cause to be voted the Greenlight Shares in favor of and to approve: (i) the election of the Consensual Nominees; (ii) the ratification of Deloitte & Touche LLP as independent auditors of the Company; and (iii) the 2003 Option Plan;

     (c) within three Business Days of the date hereof, notify the SEC in writing (and provide a true copy thereof to the Company) that Greenlight will not use its definitive proxy statement, now on file with the SEC, to solicit shareholder votes for the nominees therein and will not nominate or propose any person(s) for election as a Trustee (other than the Consensual Nominees) at or prior to the completion of the Meeting unless this Agreement is terminated pursuant to Section 4.6 hereof;

     (d) forthwith cease and desist its current solicitation of proxies in respect of the Meeting;

     (e) not, directly or indirectly, either individually or in partnership or in conjunction with any other person, make or in any way participate, in any solicitation of proxies or directions to vote with respect to shares of the Company at the Meeting other than as provided in this Agreement; and

     (f) not, directly or indirectly, seek to advise or influence any person or entity with respect to the voting of any shares of the Company at the Meeting (other than the voting or causing the Greenlight Funds to vote their shares of the Company as set forth in this Agreement), or otherwise act, alone or in concert with others, to seek to control, influence or comment negatively on the management, Board, business policy or affairs of the Company prior to the completion of the Meeting.

2.7     GREENLIGHT  PROXY  MATERIALS
        ----------------------------

Greenlight shall: (i) ensure that any additional or supplemental Greenlight Proxy Materials filed or disseminated after the date hereof accurately reflect and implement the terms of this Agreement and are consistent with the Company Press Release and Greenlight Press Release; (ii) provide the Company with copies of any additional or supplemental Greenlight Proxy Materials at least one Business Day in advance of filing such materials with the SEC or disseminating the same in order to permit the Company a reasonable opportunity to review and comment on such materials; and (iii) act reasonably in considering any comments that may be provided by the Company in respect of any such additional or supplemental Greenlight Proxy Materials.

2.8     OPTION  PLAN
        ------------

If at the Meeting the 2003 Option Plan is duly approved and the Consensual Nominees are elected as Trustees, the Company shall on the date of the Meeting issue the G.A. Options to Guy W. Adams and the GWA Options to GWA and issue the S.D. Options to Saul Diamond. Prior to the issuance, the Company shall take all reasonable action necessary to exempt the acquisition of the G.A. Options by Guy
W. Adams and the GWA Options by GWA under Rule 16b-3 promulgated by the SEC under the Exchange Act. If the shareholders do not approve the 2003 Option Plan at the Meeting, the Company shall promptly issue to Greenlight upon exercise of any of the options (the "Options") previously granted by Greenlight to Guy W. Adams and GWA pursuant to the Greenlight Adams Agreement and to Saul E. Diamond pursuant to the S.D. Agreement, the number of shares of beneficial interest of the Company equal to (1) the Option Spread divided by (2) the Mercer Stock Value. If the number of shares determined pursuant to this section results in Greenlight receiving a fractional share, the number of shares that Greenlight receives shall be rounded up to the next whole share (with a half share being rounded down). Greenlight hereby acknowledges and agrees that it is acquiring the shares set forth in this Section 2.8 (the "Spread Shares") for investment purposes only, for Greenlight's own account, and not as nominee or agent for any other person or entity, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act. Greenlight represents and warrants that it has no agreements or other arrangements with any person or entity to sell, transfer or pledge any part of the Spread Shares and has no plans to enter into any such agreement or arrangement. Greenlight acknowledges and agrees that the Spread Shares shall be subject to restrictions on transfer and understands that any sale of the Spread Shares may be made only in accordance with the Securities Act and applicable state securities laws. Each Spread Share certificate may be imprinted with legends reflecting federal and state securities laws, restrictions and conditions, and the Company may comply therewith and issue "stock transfer" instructions to its transfer agent and registrar in good faith without liability.

2.9     GREENLIGHT  ADAMS  AGREEMENT
        ----------------------------

Greenlight and Guy W. Adams shall enter into the First Amendment, which agreement shall be effective no later than the date of the Meeting and promptly provide a true copy of the Greenlight Indemnity Agreement to the Company. Except as provided in the Greenlight Indemnity Agreement, Greenlight shall not, directly or indirectly, whether through the Greenlight Funds or otherwise, during Guy W. Adams' tenure as a Trustee: (i) indemnify him for acting as or in his capacity as a Trustee; (ii) subject to the issuance of the G.A. Options and the GWA Options, pay, remunerate or otherwise compensate him for acting as or in his capacity as a Trustee; or (iii) subject to the issuance of the G.A. Options and the GWA Options, grant to him or any of his Affiliates options to acquire any securities of the Company.

2.10     LEAD  TRUSTEE
         -------------

If the Consensual Nominees are elected as Trustees at the Meeting, the Company will within 15 days of the Meeting convene a meeting of the Board at which the agenda shall include, among other things, the sole nomination of the Unrelated Shareholder Nominee to be elected as the "Lead Trustee" of the Board and the establishment of the terms of reference for the Lead Trustee which shall include chairing any Board meetings held in the absence of management Trustees and the power to engage such counsel as he feels he may require from time to time with respect to his duties as Lead Trustee on the Board, whose expense will be borne solely by the Company.

2.11     RIGHTS  OF  CONSENSUAL  NOMINEES
         --------------------------------

If the shareholders elect the Consensual Nominees at the Meeting, the Company agrees to provide the Consensual Nominees with all rights, including all rights to indemnification, advancement of expenses and director and officer liability insurance, provided by the Company to other Trustees (excluding, for greater certainty, remuneration and benefits provided to Trustees in their capacity as an employee, officer or executive of the Company and/or its subsidiaries). Without limiting the foregoing, the Company agrees to enter into indemnification agreements in the form attached hereto as Schedule G with each of the Consensual Nominees to be effective no later than the date of the Meeting.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

3.1     REPRESENTATIONS  AND  WARRANTIES  OF  GREENLIGHT
        ------------------------------------------------

Greenlight represents and warrants to the Company and acknowledges that the Company is relying on such representations and warranties in connection with entering into this Agreement:

     (a) Organization of Greenlight Capital, L.L.C. Greenlight Capital, L.L.C. is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to enter into this Agreement and perform its obligations hereunder;

     (b) Organization of Greenlight Capital, Inc. Greenlight Capital, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to enter into this Agreement and perform its obligations hereunder;

     (c) Authorization. The execution and delivery of this Agreement by Greenlight has been duly authorized by all necessary action and no other proceedings on the part of Greenlight are necessary to authorize this Agreement. Greenlight concurrently herewith is delivering to the Company true and complete copies of resolutions adopted by the respective board of directors of Greenlight Capital, L.L.C and Greenlight Capital, Inc. authorizing the execution of this Agreement and consummation of the transactions contemplated hereby, which resolutions have not been amended, modified, revoked or rescinded in any respect since their adoption and remain in full force and effect as of the date hereof;

     (d) Execution, Delivery and Binding Effect. This Agreement has been duly executed and delivered by Greenlight and constitutes a legal, valid and binding obligation of Greenlight, enforceable against it in accordance with its terms, subject to the availability of equitable remedies and the enforcement of creditor's rights generally;

     (e) No Violation. The execution and delivery of this Agreement by Greenlight and the performance and consummation by Greenlight of the transactions contemplated hereby will not (i) violate or breach any law, statute, rule, regulation or order to which Greenlight is subject or any provision of the organizational documents of Greenlight; (ii) breach any agreement, contract, order or permit to which Greenlight is a party or by which Greenlight is bound or to which any of Greenlight's assets is subject; or (iii) result in any violation or breach of, or default under, or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any note, lease, license, agreement or obligation to which Greenlight is a party or may be bound; and

     (f) Greenlight Shares. Greenlight owns and/or has voting power over the Greenlight Shares.

3.2     REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY
        --------------------------------------------------

The Company represents and warrants to Greenlight and acknowledges that Greenlight is relying on such representations and warranties in connection with entering into this Agreement:

     (a) Organization. The Company is a business trust duly organized, validly existing and in good standing under the laws of the State of Washington and has all necessary power and authority to enter into this Agreement and perform its obligations hereunder;

     (b) Authorization. The execution and delivery of this Agreement by the Company has been duly authorized by all necessary action and no other proceedings on the part of the Company are necessary to authorize this Agreement. The Company concurrently herewith is delivering to Greenlight true and complete copies of resolutions adopted by the Board authorizing the execution of this Agreement and consummation of the transactions contemplated hereby, which resolutions have not been amended, modified, revoked or rescinded in any respect since their adoption and remain in full force and effect as of the date hereof;

     (c) Execution, Delivery and Binding Effect. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to the availability of equitable remedies and the enforcement of creditor's rights generally;

     (d) Declaration of Trust and Regulations. The Company concurrently herewith is delivering to Greenlight true and complete copies of each of the Declaration of Trust and Regulations of the Company. Such Declaration of Trust and Regulations have not been amended, modified, revoked or rescinded in any respect and remain in full force and effect as of the date hereof and the Board has not adopted any resolutions to amend, modify, revoke or rescind any provision in the Declaration of Trust or Regulations;

     (e) Amendment of Rights Agreement. The Company concurrently herewith is delivering to Greenlight a true and complete copy of the First Amendment to the Rights Agreement dated as of August 20, 1993 by and between the Company and Montreal Trust Company, which Amendment has not been amended, modified, revoked or rescinded in any respect and remains in full force and effect as of the date hereof; and

     (f) No Violation. The execution and delivery of this Agreement by the Company and the performance and consummation by the Company of the transactions contemplated hereby will not (i) violate or breach any law, statute, rule, regulation or order to which the Company is subject or any provision of the organizational documents of the Company; (ii) breach any agreement, contract, order or permit to which the Company is a party or by which the Company is bound or to which any of the Company's assets is subject; or (iii) result in any violation or breach of, or default under, or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any note, lease, license, agreement or obligation to which the Company is a party or may be bound.

                                    ARTICLE 4
                                     GENERAL

4.1     EXPENSES
        --------

The Company shall reimburse Greenlight for its reasonable third party costs and expenses in respect of the Greenlight Proxy Materials, the Meeting and negotiation and execution of this Agreement, including amounts paid or payable by Greenlight to each of Guy W. Adams and Saul E. Diamond pursuant to the Greenlight Adams Agreement and S.D. Agreement, respectively, up to a maximum of $250,000. Greenlight shall promptly provide to the Company reasonable evidence and vouchers or receipts for such expenses. The Company shall reimburse Greenlight for such costs and expenses within the later of 10 days of receipt of such evidence and one Business Day after the Meeting; provided, however, that Mercer has no obligation to pay such expenses if this Agreement is terminated pursuant to Section 4.6 hereof.

4.2     DECLARATION  OF  TRUST,  REGULATIONS
        ------------------------------------

The Company agrees not to amend its Declaration of Trust or Regulations prior to the Meeting without the prior consent of Greenlight. During the three year term of the Consensual Trustees, the Company agrees not to amend or adopt any provision to the Declaration of Trust or Regulations inconsistent with Section
2.1 of the Regulations, which provides that special meetings of the Board may be called by two Trustees.

4.3     JOINT  AND  SEVERAL
        -------------------

The  obligations  of  Greenlight  hereunder  shall  be  joint  and  several.

4.4     ENTIRE  AGREEMENT
        -----------------

This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, among the parties with respect to the subject matter of this Agreement except as specifically set out herein.

4.5     AMENDMENTS
        ----------

This Agreement may not be amended except by written agreement among all the parties to this Agreement.

4.6     EXTENSION/TERMINATION
        ---------------------

If the Unrelated Shareholders do not provide the Company with the name of the Unrelated Nominee and the information regarding the Unrelated Nominee required for purposes of the Company Proxy Materials by August 8, 2003, then: (i) the Meeting will be postponed until September 22, 2003 or such earlier date that Greenlight and the Company shall agree upon; (ii) on or before August 22, 2003 Greenlight and the Company will select an independent unrelated nominee for Trustee that is mutually acceptable to the Company and Greenlight (the "Replacement Nominee"); and (iii) if the parties cannot agree upon the Replacement Nominee by August 22, 2003, either party can at its sole option terminate this Agreement upon written notice to the other.

4.7     GOVERNING  LAW  AND  VENUE
        --------------------------

This Agreement shall be construed and interpreted in accordance with the laws of the State of Washington, USA. Each of the parties hereto irrevocably attorns to the non-exclusive jurisdiction of the courts of the State of Washington, situated in Seattle, with respect to any matters arising out of this Agreement.

4.8     TIME  OF  ESSENCE
        -----------------

Time  is  of  the  essence  of  this  Agreement.

4.9     FURTHER  ASSURANCES
        -------------------

Each party will, at its own expense, execute and deliver all such further agreements and documents and do such further acts and things as may be reasonably required to give effect to this Agreement.

4.10     COSTS  AND  EXPENSES
         --------------------

Except as otherwise expressly set forth in Section 4.1 hereof, all costs and expenses of or incidental to the transactions contemplated in this Agreement are to be assumed and paid by the party incurring such costs and expenses.

4.11     INUREMENT
         ---------

This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

4.12     CONFIDENTIALITY  AND  PUBLIC  DISCLOSURE.
         ----------------------------------------

Disclosure of this Agreement, its terms and conditions and the transactions contemplated hereby shall be made only: (i) with the approval of each of the parties hereto, which approval shall not be unreasonably withheld, may be oral, and may be given on behalf of a party by its counsel; (ii) as required by any applicable law, rule or regulation or the rules, regulations or policies of the NASDAQ National Market; or (iii) as may be necessary to implement the transactions contemplated by this Agreement.

The parties shall consult with each other as to the timing and wording of any press release and other disclosure of or relating to the transactions contemplated hereby provided that promptly upon execution of this Agreement, the parties shall issue and disseminate the Company Press

Release and the Greenlight Press Release, respectively. Notwithstanding the foregoing, the parties shall be entitled to describe this Agreement and provide copies thereof to their respective boards of directors and to those employees and professional advisors that need to know details about this Agreement in order for the parties to perform their obligations hereunder.

4.13     NOTICE
         ------

All notices, requests, demands or directions to any party to this Agreement by any other party must be in writing and delivered by hand or facsimile transmission between the hours of 8:30 a.m. and 4:30 p.m., Pacific Standard time, on a Business Day to the address specified below and addressed as follows:

     (a)  To  the  Company:

          Mercer  International  Inc.
          Schutzengasse  32
          CH-8001  Zurich
          Switzerland
          Attention:  Jimmy  S.H.  Lee
          Facsimile:  (011)  41-43-344-7077

          With  a  copy  to:

          Sangra,  Moller
          1000  Cathedral  Place
          925  West  Georgia  Street
          Vancouver,  B.C.,  V6C  3L2
          Attention:   H.S.  Sangra
          Facsimile:  (604)  669-8803

     (b)  To  Greenlight:

          Greenlight  Capital,  L.L.C.  and
          Greenlight  Capital,  Inc.
          420  Lexington  Avenue,  Suite  1740
          New  York,  New  York,  USA,  10170
          Attention:  Daniel  Roitman
          Facsimile:  (212)  973-9219

          With  a  copy  to:

          Akin  Gump  Strauss  Hauer  &  Feld  LLP
          1700  Pacific  Avenue,  Suite  4100
          Dallas,  TX,  USA  75201
          Attention:  Eliot  D.  Raffkind
          Facsimile:  (214)  969-4343

Any party may, by notice to the other party, change its address for notices to some other no less convenient address suitable for delivery of notices by, and will so change its address whenever its current address ceases to be so suitable. Any notice, request, demand or direction so given will be deemed to have been received by the party to whom it is given when delivered in accordance herewith.

4.14     COUNTERPARTS
         ------------

This Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts will constitute one and the same agreement. This Agreement may be executed and transmitted by facsimile transmission and if so executed and transmitted this Agreement will be for all purposes as effective as if the parties had delivered an executed original Agreement.

4.15     NO  THIRD  PARTY  BENEFICIARIES
         -------------------------------

This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

4.16     SEVERABILITY
         ------------

Should any part of this Agreement be declared or held invalid for any reason, that invalidity will not affect the validity of the remainder which will continue in force and effect and be construed as if this Agreement had been executed without the invalid portion and it is hereby declared the intention of the parties hereto that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held invalid.

IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto with effect as of the day and year first above written.

MERCER  INTERNATIONAL  INC.


By:  /s/ Bill McCartney

Name:  Bill McCartney

Title: Trustee


GREENLIGHT CAPITAL, L.L.C.                       GREENLIGHT  CAPITAL,  INC.


By: /s/ David Einhorn                            By: /s/ David Einhorn

Name:  David Einhorn                             Name:  David Einhorn

Title: Managing Member                           Title:  President

                                   SCHEDULE A

                              COMPANY PRESS RELEASE

                                      FOR:  MERCER  INTERNATIONAL  INC.

                             APPROVED  BY:  Jimmy  S.H  Lee
                                            Chairman, Chief Executive Officer &
                                            President
                                            (41)  43  344-7070
FOR  IMMEDIATE  RELEASE
-----------------------
                                            Financial  Dynamics
                                            Investors:  Eric  Boyriven
                                            Media:  Jeffrey  Zack
                                            (212)  850-5600

               MERCER AND SIGNIFICANT SHAREHOLDERS MUTUALLY AGREE
                          ON TWO NOMINEES TO THE BOARD

     NEW YORK, New York, August 6, 2003 - Mercer International Inc. ("Mercer" or the "Company") (Nasdaq: MERCS, TSX: MRI.U, Nasdaq-Europe: MERC GR) today announced that the Company and four significant shareholders have mutually agreed upon a consensual slate of two nominees to be elected as trustees at the Company's upcoming shareholders' meeting on August 22, 2003. As a result, Greenlight Capital Inc. ("Greenlight") has withdrawn its proposed nominations for trustees and terminated its proxy solicitation.

     Mercer will nominate for election as a trustee Guy W. Adams, one of the nominees originally proposed by Greenlight. Pursuant to the agreement, Mr. Adams will now be compensated in his role and capacity as a trustee by the Company and not by Greenlight. The other nominee will be proposed by three other significant shareholders and serve as a lead trustee on the Company's board.

     Mercer's management, trustees and significant shareholders are expected to support the election of the two nominees. Mercer will reimburse Greenlight for certain reasonable third-party costs incurred in connection with its proxy solicitation.

     Jimmy S.H. Lee, the Chief Executive Officer and President of Mercer, stated: "We are pleased to resolve this matter on a consensual basis that is supported by our management, trustees and significant shareholders. This will permit the Company to refocus on creating value for shareholders through our strategy of becoming a leading global market pulp producer."

     He added: "To this end, we will focus on the completion and start up of our new Stendal pulp mill and revive our plan to refinance two bridge loans which had initially been put on hold as a result of the resignation of our prior CFO."

     The Company will file supplemental proxy materials to nominate the two new candidates for election as trustees at the upcoming shareholders' meeting. The proxy materials will be mailed to shareholders of record as of July 23, 2003.

ABOUT  MERCER  INTERNATIONAL  INC.

     Mercer International Inc. is a European pulp and paper manufacturing company.

     The preceding includes forward looking statements which involve known and unknown risks and uncertainties which may cause Mercer's actual results in future periods to differ materially from forecasted results. For a list and description of such risks and uncertainties, see Mercer's reports filed with the Securities and Exchange Commission.

                                     #  #  #

                                   SCHEDULE B

                              G.A. OPTION AGREEMENT

                                OPTION AGREEMENT

     This Option Agreement (the "AGREEMENT"), dated as of August __, 2003, is made by and between Mercer International Inc. ("MERCER" or the "COMPANY") and Guy W. Adams ("OPTIONEE").

     WHEREAS, Mercer, Greenlight Capital, L.L.C. and Greenlight Capital, Inc. (Greenlight Capital, L.L.C. and Greenlight Capital, Inc. collectively, "GREENLIGHT") are parties to that certain Agreement dated as of August 5, 2003 (the "AGREEMENT"), pursuant to which, among other things, Mercer agreed to issue options to purchase shares of beneficial interest, $1.00 par value per share (the "COMMON STOCK"), of Mercer to Optionee pursuant to terms substantially similar to the terms set forth in the Option Agreement dated as of June 20, 2003 by and among Optionee and Greenlight Capital, LP, Greenlight Capital Qualified, LP and Greenlight Capital Offshore, Ltd; and

     WHEREAS, Mercer and Optionee are entering into this Option Agreement to set forth the terms of the options granted by Mercer to Optionee.

     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                            STATEMENT  OF  AGREEMENT

     1.     Option  to  Purchase  Stock.  Until and including June 20, 2004 (the
            ---------------------------
"EXPIRATION DATE"), Optionee shall have the right, but not the obligation, to purchase from Mercer up to one hundred thousand (100,000) shares of Common Stock (the "SHARES"). Notwithstanding the foregoing, should Mercer's insider trading policy or Regulation BTR of the Sarbanes-Oxley Act of 2002 prohibit the Optionee from exercising the option granted under this Agreement for any reason on the Expiration Date, Mercer shall extend the Expiration Date to August 4, 2004.

     2.     Price.  The  exercise  price  for  each  Share  shall  be $4.53 (the
            -----
"EXERCISE PRICE"). The Aggregate Exercise Price for the Shares shall equal the number of Shares multiplied by the Exercise Price. If the option is exercised, the Aggregate Exercise Price shall be paid by wire transfer of immediately available funds to an account or accounts specified by Mercer.

     3.     Notice  of  Exercise.  At  any  time  prior  to the Expiration Date,
            --------------------
Optionee may exercise the right to purchase the Shares (the "EXERCISE DATE"). Optionee shall deliver to Mercer written notice which shall state Optionee's exercise of the purchase rights hereunder and the number of Shares in respect of which the rights are being exercised. Optionee may, subject to any applicable laws, in his sole discretion during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, or if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported), decide to pay Mercer the Exercise Price by reducing the number of Shares he would receive upon the exercise of his option ("CASHLESS EXERCISE"). In order to effectuate such Cashless Exercise, the number of Shares that Optionee would receive upon exercise of the option (the "OPTION SHARES") shall be reduced by the quotient of (i) the Aggregate Exercise Price of such Option Shares and (ii) the closing price of the day of the receipt of the written notice of exercise (the "EXERCISE SHARES"). The option shall be deemed exercised upon receipt by Mercer of (a) such written notice and (b) the aggregate purchase price as contemplated by
Section 2 above. In the event that the Cashless Exercise would result in Optionee receiving a fractional share, the number of Shares that Optionee receives shall be rounded up to the next whole Share.

     4.     Transaction  Costs.  Mercer will not charge any transaction costs to
            ------------------
deliver  the  Shares  to  Optionee.

     5.     Investment  Purposes.  Optionee  is  acquiring  the  Shares  for
            --------------------
investment purposes only, for Optionee's own account, and not as nominee or agent for any other person or entity, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT"). Optionee has no agreements or other arrangements with any person or entity to sell, transfer or pledge any part of the Shares, and has no plans to enter into any such agreement or arrangement.

     6.     Restrictions  Regarding  Shares.  Optionee  acknowledges  that  the
            -------------------------------
Shares acquired upon exercise of the purchase rights hereunder may be subject to restrictions on transfer and understands that any sale of the Shares may be made only in accordance with the Securities Act and applicable state securities laws.

     7.     Adjustments.  In  the  event of any change in the outstanding shares
            -----------
of Common Stock of the Company by reason of a stock dividend and stock split or similar adjustment, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted. In the event that the above would result in Optionee receiving a fractional share, the number of Shares that the Optionee receives shall be rounded up to the next whole Share.

     8.     Covenants  of  Mercer.  Mercer  covenants  that until the Expiration
            ---------------------
Date Mercer will at all times reserve and keep available such number of shares of Common Stock as the Optionee has the right to receive upon the exercise of the option provided for in this Agreement and that such Shares will be duly authorized and validly issued and will be free and clear of any lien, encumbrance, adverse claim, restriction on sale or transfer, preemptive right, limitations on voting rights or option on such Exercise Date.

     9.     2003  Option Plan.  This Agreement is entered into and the rights to
            -----------------
acquire shares hereunder are granted pursuant and subject to the terms of Mercer's 2003 Non-Qualified Stock Option Plan dated August __, 2003 (the "OPTION PLAN").

     10.     Miscellaneous.
             -------------

          10.1     Further Assurances.  Each party agrees to perform any further
                   ------------------
acts and to execute and deliver any further documents or instruments which may be reasonably necessary to carry out the provisions of this Agreement and the transactions contemplated hereby.

          10.2     Amendments.  This  Agreement may not be amended, supplemented
                   ----------
or modified except by an instrument in writing signed by each of the parties hereto.

          10.3     Interpretation.  The headings contained in this Agreement are
                   --------------
for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          10.4     Counterparts.  This  Agreement  may  be  executed in multiple
                   ------------
counterparts, each of which shall be deemed to be an original and which taken together shall constitute one and the same agreement.

          10.5     Entire  Agreement.  This Agreement (i) constitutes the entire
                   -----------------
agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          10.6     Notice.  All  notices  and  other  communications required or
                   ------
permitted hereunder shall be in writing and delivered personally, by telecopy, by a nationally-recognized overnight courier service or by registered or certified mail, postage prepaid, if to Optionee at the address of Optionee set forth on the signature page hereof and if to Mercer, as follows:

          Mercer  International  Inc.             with  a  copy  to:
          14900  Interurban  Avenue  South        Sangra,  Moller
          Suite  282                              1000 - 925 West Georgia Street
          Seattle,  Washington  98168             Vancouver,  B.C.  V6C  3L2
          Attn:  Chief  Financial  Officer        Attn:  H.S.  Sangra

          10.7     Governing  Law.  THIS  AGREEMENT  SHALL  BE  GOVERNED  BY AND
                   --------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WASHINGTON WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS RULES THEREOF.

          10.8     Severability.  If  any provision of this Agreement as applied
                   ------------
to any part or to any circumstance shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement and the application of such provision to any other part or to any other circumstance shall not be affected or impaired thereby.

          10.9     Waiver.  Any of the terms or conditions of this Agreement may
                   ------
be waived in writing at any time by the party which is entitled to the benefits thereof. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of such provision at any time in the future or a waiver of any other provision hereof.

          10.10     Regulatory  Expenses.  Mercer  shall, upon timely receipt of
                    --------------------
any information required from Optionee, use its reasonable best efforts to make any required regulatory filings relating to the grant of or exercise of the option granted under this Agreement on behalf of the Optionee.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                        MERCER  INTERNATIONAL  INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        OPTIONEE:

                                        ----------------------------------------
                                        Guy  W.  Adams

                                        Address:
                                                --------------------------------
                                        ----------------------------------------

                                   SCHEDULE C

                               FIRST AMENDMENT TO
                         GREENLIGHT INDEMNITY AGREEMENT

                          FIRST AMENDMENT TO AGREEMENT

     FIRST AMENDMENT TO AGREEMENT (the "AMENDMENT") dated as of August __, 2003 between Greenlight Capital, L.L.C. ("GREENLIGHT") and Guy W. Adams (the "INDEMNITEE"). This Amendment amends the Agreement dated as of June 20, 2003 between Greenlight and Indemnitee (the "AGREEMENT"). Capitalized terms used but not otherwise defined herein are defined in the Agreement.

          WHEREAS, Greenlight and Indemnitee entered into an Agreement dated June 20, 2003 (the "AGREEMENT"), which provided, among other things, that Greenlight would provide indemnification to Indemnitee in certain situations relating to Indemnitee's nomination and election to the Board of Trustees of Mercer International Inc. (the "COMPANY") at the 2003 annual meeting of shareholders of the Company (the "ANNUAL MEETING"); and

     WHEREAS, this Amendment amends the Agreement with respect to the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     Indemnification in Capacity as Trustee.  Notwithstanding anything to
            --------------------------------------
the contrary in the Agreement, from and after the effective date of this Amendment, Greenlight shall continue to be obligated to provide the indemnification and advancement of expenses as and to the extent set forth in the Agreement, except that with respect to any indemnification and advancement of expenses related to actions or omissions taken in Indemnitee's capacity as a trustee of the Company, such indemnification and advancement of expenses shall be limited to the following:

     a) Greenlight shall, subject to Section 7 hereof, indemnify Indemnitee and advance expenses pursuant to Section 3 of the Agreement to the extent Indemnitee as a result of actions or omissions taken in his capacity as a trustee of the Company while serving as such at the request of Greenlight was, is or becomes a party to or other participant in, or is threatened to be made a party to or other participant in, (A) any threatened, pending or completed action, suit or proceeding (whether civil, administrative, formal or informal, investigative or other), which is instituted by or on behalf of, or directly or indirectly funded to the extent of 25% or more by, any one or more of (i) the Company and/or any one or more of its affiliates,
          (ii)  MFC Bancorp Ltd. and/or any one or more of its affiliates and/or
          (iii) any one or more third party(ies) who has an executive officer, director or 10 percent shareholder who is an affiliate of the Company and/or MFC Bancorp Ltd., or (B) any inquiry or investigation that the Indemnitee in good faith believes might lead to the institution of any such action or proceeding. For purposes of this Section 1(a), a derivative action, suit or proceeding shall not be deemed instituted by or on behalf of the Company unless the plaintiff shareholder bringing such action, suit or proceeding, or any person providing 25% or more of the funding for such lawsuit, is an affiliate of the Company, MFC Bancorp

          Ltd. or any of its affiliates or any third party who has an executive officer, director or 10 percent shareholder who is an affiliate of the Company or such action is otherwise managed or controlled by any such one or more persons.

     b) Greenlight shall advance Indemnitee all reasonable attorney's fees and all other reasonable fees, costs, expenses and obligations paid or incurred in connection with any claim for liability under Section 16(b) of the Securities Exchange Act of 1934 or under United States federal or state securities laws for "insider trading" arising as a result of actions or omissions taken while serving as a trustee of the Company at the request of Greenlight, including without limitation, investigating, defending or participating (as a party, witness or otherwise) in (including on appeal) or preparing to defend or participate in any such claim, as such expenses are incurred by the Indemnitee; provided, however, that all amounts advanced in respect of such expenses shall be repaid to Greenlight by Indemnitee if it shall ultimately be determined in a final judgment without further right to appeal by a court of appropriate jurisdiction that Indemnitee is liable under Section 16(b) or such "insider trading" laws.

     c) Greenlight shall provide the same indemnification and advancement of expenses to Indemnitee with respect to any actions or omissions taken by Indemnitee while serving as a trustee of the Company at the request of Greenlight that the Company would be obligated to provide
          Indemnitee, in his capacity as trustee, pursuant to the Indemnity Agreement entered into between the Company and Indemnitee to the extent the Company for any reason defaults on its obligations to Indemnitee under such Indemnity Agreement.

     2.     Costs of Legal Counsel.  Section 2(c)(iv) of the Agreement is hereby
            ----------------------
deleted  in  its  entirety  and  is  of  no  further  force  and  effect.

     3.     Enforcement of Settlement Agreement. Greenlight hereby agrees to use
            -----------------------------------
its reasonable best efforts to enforce on Indemnitee's behalf Section 2.11 of the Agreement dated August 5, 2003 by and among the Company, Greenlight and Greenlight Capital, Inc.

     4.     Effective Time.  This  Amendment  shall  become  effective  upon the
            --------------
execution and effectiveness of the Indemnity Agreement (the "INDEMNITY AGREEMENT") entered into between the Company and Indemnitee, which is attached hereto as Exhibit A. Indemnitee hereby agrees to execute and enter into such
          ---------
Indemnity Agreement immediately upon his becoming a trustee of the Company and the tendering of such Indemnity Agreement by the Company.

     5.     Remainder of  Agreement  Not  Affected.  Greenlight  and  Indemnitee
            ---------------------------------------
acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Agreement shall remain in full force and effect in accordance with its terms. On or after the date of this Amendment, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended, and this Amendment shall be deemed to be a part of the Agreement.

     6.     Subrogation.  In the event of any payment  under  the  Agreement, as
            -----------
amended, Greenlight shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee from the Company and/or under any policy or policies of insurance that may be maintained from time to time by the Company with respect to the action or omission to which such payment relates, and the Indemnitee shall execute all papers reasonably required and shall take such action that may be reasonably necessary to secure such rights, including the execution of such documents reasonably necessary to enable Greenlight effectively to bring suit to enforce such rights.

     7.     Indemnification by Company.  Notwithstanding  anything  herein or in
            -----------------------------
the Agreement to the contrary, Greenlight shall not be obligated to provide indemnification or advance Expenses hereunder or pursuant to the Agreement to the extent the Indemnitee is in fact indemnified or advanced Expenses as the case may be, by the Company or under any such policy or policies of insurance or any other source. In the event the Company is indemnifying and advancing expenses in accordance with the Indemnity Agreement, Section 3(b) of the Agreement shall not apply in such circumstances.

     8.     Governing  Law; Venue.  This  Amendment  shall  be  governed  by and
            ---------------------
construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws. Any action brought to enforce or interpret this Amendment will be brought only in the state or federal court sitting in the County of Los Angeles, State of California, and the parties hereby waive any objection to and submit to the personal jurisdiction of such courts. The parties also hereby waive any claim of forum non conveniens.

     9.     Counterparts.  This  Amendment  may  be  executed  in  one  or  more
            ------------
counterparts for the convenience of the parties hereto, all of which together shall constitute one and the same instrument.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                      GREENLIGHT  CAPITAL,  L.L.C.

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                      ------------------------------------------
                                      Name:     Guy  W.  Adams

                                    EXHIBIT A

                               INDEMNITY AGREEMENT

                          TRUSTEE'S INDEMNITY AGREEMENT
                          -----------------------------


THIS  AGREEMENT  dated  for  reference  the * day  of *, 2003.

BETWEEN:

           *,  Businessman

           (the  "Trustee")

AND:

           MERCER INTERNATIONAL INC., a Massachusetts business trust organized under the laws of the State of Washington with an office at 14900 Interurban Ave. South, Suite 282, Seattle, Washington, USA 98169

           (the  "Company")


WITNESSES  THAT  WHEREAS:

A. It is essential to the Company to retain and attract as trustees and officers the most capable persons available;

B.     The  Trustee  is  a  trustee  and/or  officer  of  the  Company;

C. Both the Company and the Trustee recognize the increased risk of litigation and claims being asserted against directors, trustees and officers of public companies in today's environment; and

D. In recognition of the Trustee's need for substantial protection against personal liability and in order to enhance the Trustee's continued service to the Company in an effective manner, the Company wishes to provide in this Agreement for the indemnification of the Trustee to the fullest extent permitted by law and as set forth in this Agreement.

NOW THEREFORE in consideration of the premises, the respective covenants of the parties herein and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto covenant and agree as follows:

1.     INTERPRETATION

1.1  DEFINITIONS.  For  the  purposes  of  this  Agreement,  the following terms
     -----------
shall  have  the  following  meanings,  respectively:

     (a)  "BOARD"  means  the  board  of  trustees  of  the  Company;

     (b) "CLAIM" or "CLAIMS" has the meaning ascribed to such term in Subsection 2.1(a) hereof;

     (c)  "CHANGE  IN  CONTROL"  shall  be  deemed  to  have  occurred  if:

          (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of beneficial interest of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities;

          (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new trustee of the Company whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the trustees of the Company then still in office who either were trustees of the Company at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

         (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 50.1% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company's assets;

     (d)  "COSTS" has the  meaning ascribed thereto in Subsection 2.1(b) hereof;

     (e) "EXPENSE ADVANCE" has the meaning ascribed to such term in Section 2.2 hereof;

     (f) "INDEMNIFIABLE EVENT" has the meaning ascribed to such term in Subsection 2.1(a) hereof;

     (g) "INDEPENDENT LEGAL COUNSEL" means an attorney or firm of attorneys, selected in accordance with the provisions of Section 6.1 hereof, who shall not have otherwise performed services for the Company or the Trustee within the last two years (other than with respect to matters concerning the rights of the Trustee under this Agreement, or of other trustees of the Company under similar indemnity agreements);

     (h)  "POTENTIAL CHANGE IN  CONTROL"  shall  be  deemed to have occurred if:

          (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

         (ii)  any  person  (including  the  Company)   publicly   announces  an
               intention to take or to consider taking actions which if consummated would constitute a Change in Control;

        (iii) any person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of beneficial interest of the Company, who is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding Voting Securities, increases his beneficial ownership of such securities by five percentage points (5%) or more over the percentage so owned by such person; or

         (iv) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred;

     (i)  "RELATED  COMPANIES"   has  the  meaning  ascribed  to  such  term  in
          Subsection 2.1(a)  hereof;

     (j) "REVIEWING PARTY" means any appropriate person or body consisting of a member or members of the Board or any other person or body appointed by the Board who is not a party to the particular Claim for which the Trustee is seeking indemnification, or the Independent Legal Counsel; and

     (k) "VOTING SECURITIES" means any securities of the Company which vote generally in the election of trustees of the Company.

1.2  EFFECTIVE  DATE.  Notwithstanding  the  date of its execution and delivery,
     --------------
this Agreement shall be conclusively deemed to commence on, and be effective as of, the day upon which the Trustee first became or becomes a trustee or officer of the Company and shall survive and remain in full force and effect after the Trustee ceases to be a trustee or officer of the Company and after the termination of the Trustee's employment with the Company.

2.     INDEMNITY

2.1     INDEMNIFICATION.  Subject  to  Section  3.1, the Company shall indemnify
        ---------------
and save harmless the Trustee to the fullest extent permitted by law against and from:

     (a) any and all charges and claims of every nature and kind whatsoever which may be brought, made or advanced by any person, firm, corporation or government, or by any governmental department, body, commission, board, bureau, agency or instrumentality against the Trustee, and any and all threatened, pending or completed actions, suits or proceedings, or any inquires or investigations, whether instituted by the Company or any other person, that the Trustee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or other, against the Trustee, including any and all actions, suits, proceedings, inquires or investigations in which the Trustee was, is, becomes or is threatened to be made a party to or witness or other participant in (a "CLAIM", or, collectively, "CLAIMS"), by reason of (or arising in part out of) the Trustee being a director, officer, trustee, employee or agent of the Company, any of the Company's subsidiaries, or any company, partnership, joint venture, trust or other enterprise related to or affiliated with the Company or which the Trustee was serving at the request of the Company as a director, officer, trustee, employee or agent (the "RELATED COMPANIES"), or that arise out of or are in any way connected with the management, operation, activities, affairs or existence of the Company or any of its Related Companies (an "INDEMNIFIABLE EVENT");

     (b) any and all costs, damages, expenses (including legal fees and disbursements on a full indemnity basis), judgements, fines, liabilities, penalties (statutory and otherwise), losses and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such costs, damages, expenses, judgements, fines, liabilities, penalties, losses or amounts paid in settlement) (referred to herein as "COSTS") which the Trustee may sustain, incur or be liable for by reason of (or arising in part out of) an Indemnifiable Event whether sustained or incurred by reason of his negligence, default, breach of duty, breach of trust, failure to exercise due diligence or otherwise in relation to the Company or its Related Companies or any of their affairs; and

     (c) in particular, and without in any way limiting the generality of the foregoing, any and all Costs which the Trustee may sustain, incur or be liable for as a result of or in connection with the release of or presence in the environment of hazardous substances, contaminants, litter, waste, effluent, refuse, pollutants or deleterious materials and that arise out of or are in any way connected with the management, operation, activities, affairs or existence of the Company or any of its Related Companies.

2.2  EXPENSE  ADVANCES.  Subject  to  Section  3.1, the Company shall advance to
     -----------------
the Trustee the Costs reasonably estimated to be sustained, incurred or suffered by him, in connection with the indemnification set forth in
Section 2.1 hereof within two business days of receipt by the Company of a written request for such advance (an "EXPENSE ADVANCE"). The Trustee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined by a court of competent jurisdiction, which determination is not subject to any subsequent appeals, that the Trustee is not entitled to be indemnified by the Company as authorized by this Agreement.

2.3  INDEMNIFICATION  OF  EXPENSES  OF  SUCCESSFUL  PARTY.  Notwithstanding  any
     --------------------------------------------------
other provision of this Agreement, to the extent that the Trustee has been successful on the merits or otherwise in the defence of any Claim or in the defence of any charge, issue or matter therein, including the dismissal of a Claim, the Company shall indemnify the Trustee against any and all Costs actually and reasonably sustained or incurred by him in connection with the investigation, defence or appeal of such Claim.

2.4  INDEMNIFICATION  FOR  EXPENSE  OF  A  WITNESS.  Notwithstanding  any  other
     --------------------------------------------
provision of this Agreement, the Company will indemnify the Trustee if and whenever he is a witness or participant, or is threatened to be made a witness or participant, to any action, suit, proceeding, hearing, inquiry or investigation to which the Trustee is not a party, by reason of the fact that he is or was a trustee, director, officer, employee or agent of the Company or any of its Related Companies or by reason of anything done or not done by him in such capacity, against any and all Costs actually and reasonably sustained or incurred by the Trustee or on the Trustee's behalf in connection therewith.

2.5  INDEMNIFICATION  FOR  EXPENSES  IN  OBTAINING  INDEMNITY. The Company shall
     ----------------------------------------------------
indemnify the Trustee against any and all Costs, and, if requested by the Trustee, shall subject to Section 3.1 hereof (within two business days of such request) advance such Costs to the Trustee, which are sustained, incurred or suffered by the Trustee in connection with any action, suit or proceeding brought by the Trustee for: (i) indemnification, or an advance thereof, by the Company under this Agreement, any other agreement or the Restated Declaration of Trust of the Company, as amended; or (ii) recovery under any trustees', directors' and officers' liability insurance policies maintained by the Company, regardless of whether the Trustee ultimately is determined to be entitled to such indemnification or insurance recovery, as the case may be.

2.6  PARTIAL  INDEMNITY.  If  the  Trustee  is  entitled under any provisions of
     ------------------
this Agreement to indemnification by the Company for some or a portion of the Costs sustained, incurred or suffered by him but not, however, for all of the total amounts thereof, the Company shall nevertheless indemnify the Trustee for the portion thereof to which Trustee is entitled.

3.     INDEMNITY  EXCEPTIONS

3.1  EXCEPTIONS  TO  INDEMNIFICATION.  Notwithstanding  the  provisions  of
     -------------------------------
Sections 2.1, 2.2 and 2.5 hereof, the Company shall not be obligated to indemnify or save harmless the Trustee against and from any Claim or Costs or make an Expense Advance:

     (a) if, in respect thereof, a court of competent jurisdiction determines, which determination is not subject to any subsequent appeals, that the Trustee failed to act honestly and in good faith with a view to the best interests of the Company;

     (b) arising out of any criminal conviction of the Trustee if the Trustee pleaded guilty or was found guilty by a court of competent jurisdiction, which finding is not subject to any subsequent appeals by the Trustee, other than in the case of a criminal proceeding in respect of which the Trustee had no reasonable cause to believe that his conduct was unlawful;

     (c) arising out of a determination by a court of competent jurisdiction, which determination is not subject to any subsequent appeals, that:
          (i) the Trustee failed to disclose his interest or conflicts as required under the Washington Business Corporation Act - Title 23B of the Revised Code of Washington, as amended (the "RCW"); or (ii) the Company is not permitted to indemnify the Trustee as provided in RCW 23B.08.510(4);

     (d) in connection with any liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, or under United States federal or state securities laws for "insider trading";

     (e) if, in respect thereof, the Expense Advance, or any other advance to the Trustee under this Agreement, is prohibited by the Sarbanes -Oxley Act of 2002, as amended; or

     (f) in connection with any settlement of a Claim effected without the Company's written consent.

4.     BURDEN  OF  PROOF  AND  PRESUMPTIONS

4.1  BURDEN  OF  PROOF.  In  connection with any determination by the Company as
     ---------------
to whether the Trustee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that the Trustee is not so entitled.

4.2  NO  PRESUMPTIONS.  For  purposes  of this Agreement, the termination of any
     ---------------
Claim, by judgement, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Trustee did not meet any particular standard of conduct or have any particular belief or that a court had determined that indemnification is not permitted by applicable law.

5.     CONTRIBUTION

5.1  If  the  indemnification  provided in this Agreement is unavailable and may not be paid to the Trustee for any reason other than statutory limitations set forth in applicable law, then in respect of any Claim in which the Company is jointly liable with the Trustee (or would be if joined in such
Claim), the Company shall contribute to the amount of Costs actually and reasonably sustained or incurred and paid or payable by the Trustee in such proportion as is appropriate to reflect (i) the relative benefits received by the Company and all officers, trustees, directors or employees of the Company and any of its Related Companies, other than the Trustee, who are jointly liable with the Trustee (or would be if joined in such Claim) on the one hand, and the Trustee, on the other hand, from the transaction from which such Claim arose, and (ii) the relative fault of the Company and all officers, trustees, directors or employees of the Company and any of its Related Companies, other than the Trustee, who are jointly liable with the
Trustee (or would be if joined in such Claim), on the one hand, and of the Trustee, on the other, in connection with the events which resulted in such Costs, as well as any other relevant equitable considerations. The relative fault referred to above shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such Costs. The Company agrees that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or any other method of
allocation   that   does  not  take  account  of  the  foregoing  equitable
considerations.

6.   CHANGE  IN  CONTROL

6.1  CHANGE  IN  CONTROL.  The  Company  agrees  that  if  there  is a Change in
     -------------------
Control of the Company (other than a Change in Control which has been approved By a majority of the trustees of the Company who were trustees of the Company immediately prior to such Change in Control) then with respect to all matters thereafter arising concerning the rights of the Trustee to indemnity payments and Expense Advances under this Agreement, any other agreement or the Restated Declaration of Trust of the Company, as amended, now or hereafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from Independent Legal Counsel selected by the Trustee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and the Trustee as to whether and to what extent the Trustee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all Costs, claims and charge arising out of or relating to this Agreement or its engagement pursuant hereto.

6.2  ESTABLISHMENT  OF  TRUST.  In  the  event of a Potential Change in Control,
     -----------------------
the Company shall, upon written request by the Trustee, create a trust for the benefit of the Trustee and from time to time upon written request of the Trustee shall fund such trust in an amount sufficient to satisfy any and all Costs reasonably anticipated at the time of such request to be sustained or incurred in connection with investigating, preparing for and defending any Claim, and the Costs sustained or incurred by the Trustee from time to time, or reasonably anticipated to be sustained or incurred by the Trustee in connection with any Claim, provided that in no event shall more than $25,000 be required to be deposited in any trust created hereunder in excess of amounts deposited in respect of reasonably anticipated Costs. The amount or amounts to be deposited in the trust pursuant to the foregoing funding obligation shall be determined by the Reviewing Party in any case in which the Independent Legal Counsel referred to above is involved. The terms of the trust shall provide that upon a Change in Control (i) the trust shall not be revoked or the principal thereof invaded, without the written consent of the Trustee, (ii) the trustee of such trust shall advance to the Trustee, within two business days of a request by the Trustee, the Costs sustained or incurred, or reasonably anticipated to be sustained or incurred, by the Trustee in connection with any Claim (and the Trustee hereby agrees to reimburse the trust under the circumstances under which the Trustee would be required to reimburse the Company under Section 2.2 hereof), (iii) such trust shall continue to be funded by the Company in accordance with the funding obligation set forth above, (iv) the trustee of such trust shall promptly pay to the Trustee all amounts for which the

Trustee shall be entitled to indemnification pursuant to this Agreement or otherwise, and (v) all unexpended funds in such trust shall revert to the Company upon a final determination by the Reviewing Party or a court of competent jurisdiction, as the case may be, that the Trustee has been fully indemnified under the terms of this Agreement. The trustee of the trust established hereunder shall be chosen by the Trustee. Nothing in this Section 6.2 shall relieve the Company of any of its obligations under this Agreement.

7.   RESIGNATION

7.1 Nothing in this Agreement shall prevent the Trustee from resigning as a trustee or officer of the Company or any of its Related Companies at any time.

8.   DEFENCE

8.1  NOTICE  TO  COMPANY.  Upon  the  Trustee  becoming  aware of any pending or
     -------------------
threatened Claim, written notice shall be given by or on behalf of the Trustee to the Company as soon as is reasonably practicable.

8.2  INVESTIGATION  BY  COMPANY.  The  Company  shall conduct such investigation
     -------------------------
of each Claim as is reasonably necessary in the circumstances, and shall pay all costs of such investigation.

8.3  DEFENCE  BY  COMPANY.  Subject  to  this  Section,  the Company shall, upon
     --------------------
the written request of the Trustee, defend, on behalf of the Trustee, any Claim, even if the Claim is groundless, false or fraudulent.

8.4  APPOINTMENT  OF  DEFENCE  COUNSEL.  The  Company  shall  consult  with  and
     ---------------------------------
accept the reasonable choice of the Trustee concerning the appointment of any defence counsel to be engaged by the Company in fulfillment of its obligations to defend a Claim pursuant to Section 8.3; thereafter the Company shall appoint such counsel.

8.5  SETTLEMENT  BY  COMPANY.  With  respect to a Claim for which the Company is
     ---------------------
obliged to indemnify the Trustee hereunder, the Company may conduct negotiations towards the settlement of a Claim and, with the written consent of the Trustee (which the Trustee agrees not to unreasonably withhold) the Company may make such settlement as it deems expedient, provided however that the Trustee shall not be required, as part of any proposed settlement of a Claim, to admit liability or agree to indemnify the Company in respect of, or make contribution to, any compensation or other payment for which provision is made under the settlement. The Company shall pay any compensation or other payment for which provision is made by such settlement.

9.     GENERAL

9.1  LIMITATION  OF  ACTIONS.  No  legal action shall be brought and no cause of
     ---------------------
action shall be asserted by or in the right of the Company or any of its Related Companies against the Trustee, the Trustee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company and any of its Related Companies shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitation is otherwise applicable to such cause of action such shorter period shall govern.

9.2  GENDER;  PLURAL.  In  this  Agreement wherever the singular or masculine is
     --------------
used it will be construed as if the plural or feminine or neuter, as the case may be, had been used where the context otherwise requires, and a reference to a section by number is a reference to the section so numbered in this Agreement.

9.3  NOTICES.  All  notices  and  other communications required to be given by a
     -------
party hereunder shall be in writing and shall be deemed to have been duly given: (a) upon delivery, if delivered by hand; (b) one (1) business day after the business day of deposit with an overnight courier, if delivered by overnight courier, freight prepaid; (c) five (5) days after deposit with the applicable postal service, if delivered by first class mail postage prepaid; or (d) one (1) day after the business day of delivery by facsimile transmission, if delivered by facsimile transmission and a facsimile transmission confirmation is obtained in respect thereof, with a copy by first class mail postage prepaid, to the other party at the other party's address specified above or to the last known facsimile number of such party, as applicable, or at such other address or to such other facsimile number as the other party may have last specified in writing to the party intending to convey the notice or other communication.

9.4  TIME.  Time  shall  be  of  the  essence  of  this  Agreement.
     ----

9.5  HEADINGS.  The headings in this Agreement are inserted for ease of
      --------
reference only and shall have no effect on the construction or interpretation of this Agreement.

9.6  GOVERNING  LAW.  This  Agreement  shall be construed, interpreted, governed
     -------------
by and enforced in accordance with the laws of the State of Washington, U.S.A., applicable to contracts made and to be performed in the State of Washington, U.S.A., without giving effect to the principles of conflicts of laws. Each of the parties hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of Seattle, Washington, U.S.A., with respect to any matters arising out of this Agreement.

9.7  ENTIRE  AGREEMENT.  This  Agreement  contains  the entire agreement between
     -----------------
the parties relating to the subject matter hereof and there are no agreements, representations or warranties, express or implied, which are collateral hereto.

9.8  NONEXCLUSIVITY.  The  rights  of  the  Trustee  hereunder  shall  be  in
     --------------
addition to any rights the Trustee may have under the Restated Declaration of Trust of the Company, including any amendments thereto or restatements thereof, Chapter 23.90 of the RCW, as amended, Title 23B of the RCW, as amended, or otherwise. To the extent that any change(s) in Chapter 23.90 and/or Title 23B of the RCW (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company's Restated Declaration of Trust, as amended, and this Agreement, it is the intent of the parties hereto that the Trustee shall enjoy by this Agreement the benefits so afforded by such change(s).

9.9  INSURANCE.  To  the  extent  the  Company  maintains an insurance policy or
     ---------
policies providing trustees', directors' and officers' liability insurance, the Trustee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any trustee, director or officer of the Company.

9.10 AMENDMENTS.  This  Agreement  may  only  be  amended by a written agreement
     ----------
signed  by  both  of  the  parties  hereto.

9.11 WAIVERS.  No  waiver  of  any  of the provisions of this Agreement shall be
     -------
deemed or shall constitute a waiver of any other provisions hereof
(whether or not similar) nor shall such waiver constitute a continuing waiver.

9.12 FURTHER  ASSURANCES.  Each  of  the  parties agrees to promptly do all such
     ------------------
further acts, and promptly execute and deliver all such further documents, as may be necessary or advisable for the purpose of giving effect to or carrying out the intent of this Agreement.

9.13 SUCCESSORS  AND  ASSIGNS.  This  Agreement  shall  enure  to the benefit of
     ------------------------
and be binding upon the parties hereto and their respective successors, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, assigns, spouses, heirs, executors and personal and legal representatives. This Agreement shall continue in effect regardless of whether the Trustee continues to serve as a director, officer or trustee of the Company, any of its Related Companies or of any other enterprise at the Company's request.

9.14 SEVERABILITY.  The  provisions  of  this  Agreement  shall  be severable in
     ------------
the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to fullest extent permitted by law.

9.15 COUNTERPARTS.  This Agreement may be executed in any number of
     ------------
counterparts with the same effect as if all parties had signed the same document. All counterparts will constitute one and the same agreement. This Agreement may be executed and transmitted by facsimile transmission and if so executed and transmitted this Agreement will be for all purposes as effective as if the parties had delivered an executed original Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement, in the case of a corporate party by its duly authorized officer or officers, as of the date first written above.

SIGNED,  SEALED  AND  DELIVERED  in  the    )
presence  of:                               )
                                            )
------------------------------------------  )
Signature                                   )
                                            )
--------------------------------------------)
Name                                        )
                                            )
--------------------------------------------)  -----------------------------
Address                                     )  *
                                            )
------------------------------------------- )
------------------------------------------- )
Occupation                                  )


MERCER  INTERNATIONAL  INC.

By:
   ----------------------------------------
Name:
      -------------------------------------
Title:
       ------------------------------------

                                   SCHEDULE D

                            GREENLIGHT PRESS RELEASE

                               [GRAPHIC OMITED]


                GREENLIGHT CAPITAL REACHES AGREEMENT WITH MERCER
                       INTERNATIONAL ON TWO BOARD NOMINEES

New York, NY; August 6, 2003: Greenlight Capital, Inc., ("Greenlight") today announced that it has reached an agreement with Mercer International, Inc. (Nasdaq: MERCS) ("Mercer") under which Mercer will nominate for election as Trustees at its upcoming annual shareholders' meeting Guy W. Adams, a candidate proposed by Greenlight, and an independent candidate proposed by three of Mercer's other largest shareholders. Accordingly, Greenlight has withdrawn its proposed nominations for trustees and terminated its proxy solicitation.

"We are pleased that Mercer's management has listened to our concerns over corporate governance," said Daniel Roitman, Chief Operating Officer of Greenlight. "We are also pleased that other significant shareholders in Mercer have participated in achieving a resolution that is supported by all stakeholders and is in the best interests of the Company."

"We believe there is substantial value in Mercer that can be delivered to all shareholders, which is why we decided to push for change, rather than sell our position. We hope that Guy Adams and the other new independent board member will work cooperatively with Mercer's board and management to enhance corporate governance, successfully implement the business plan, and represent all shareholders."

David Einhorn, President of Greenlight added, "We believe this resolution will enhance investor confidence in the marketplace and ensure that the value of Mercer's assets are maximized for the benefit of Mercer's shareholders. I want to thank Peter Kellogg, Coghill Capital Management and Cramer Rosenthal McGlynn for assisting Mercer and Greenlight in reaching an agreement."

Mercer's Board of Trustees currently has seven members, two of whom are scheduled to be elected at the company's annual meeting of shareholders on August 22, 2003. On July 2, 2003, Greenlight filed a definitive proxy statement with the Securities and Exchange Commission nominating two independent candidates in opposition to management's candidates. Greenlight, an investment management firm with a focus on long-term value investing, has been an investor in Mercer since August 1997. Greenlight owns 14.9% of Mercer's shares outstanding, and has been the company's largest shareholder since 2000. Mercer is a pulp and paper manufacturing company with operations in Europe.

CONTACT  INFORMATION:

Steve  Frankel  /  Ed  Rowley
The  Abernathy  MacGregor  Group
(212)  371-5999

                                   SCHEDULE E

                              GWA OPTION AGREEMENT

                                OPTION AGREEMENT


     This Option Agreement (the "AGREEMENT"), dated as of August __, 2003, is made by and between Mercer International Inc. ("MERCER" or the "COMPANY") and GWA Investments LLC ("OPTIONEE").

     WHEREAS, Mercer, Greenlight Capital, L.L.C. and Greenlight Capital, Inc. (Greenlight Capital, L.L.C. and Greenlight Capital, Inc. collectively, "GREENLIGHT") are parties to that certain Agreement dated as of August 5, 2003 (the "AGREEMENT"), pursuant to which, among other things, Mercer agreed to issue options to purchase shares of beneficial interest, $1.00 par value per share (the "COMMON STOCK"), of Mercer to Optionee pursuant to terms substantially similar to the terms set forth in the Option Agreement dated as of June 20, 2003 by and among Optionee and Greenlight Capital, LP, Greenlight Capital Qualified, LP and Greenlight Capital Offshore, Ltd; and

     WHEREAS, Mercer and Optionee are entering into this Option Agreement to set forth the terms of the options granted by Mercer to Optionee.

     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


                             STATEMENT OF AGREEMENT

     1.     Option  to  Purchase Stock.  For the period of time between the date
            --------------------------
of the 2003 annual meeting of shareholders of Mercer (the "ANNUAL MEETING") and 30 days after the date of the Annual Meeting (the "EXPIRATION DATE"), Optionee shall have the right, but not the obligation, to purchase from Greenlight up to two hundred twenty five thousand (225,000) shares of Common Stock (the "SHARES"); provided, however, if Guy W. Adams is not elected to Mercer's Board of Trustees at the Annual Meeting, Optionee's rights under this Agreement shall terminate. Notwithstanding the foregoing, if the Expiration Date has not occurred prior to October 15, 2003, this Agreement shall terminate and be of no further effect on October 15, 2003.

     2.     Price.  The  exercise  price  for  each  Share  shall  be $4.53 (the
            -----
"EXERCISE PRICE"). The Aggregate Exercise Price for the Shares shall equal the number of Shares multiplied by the Exercise Price. If the option is exercised, the Aggregate Exercise Price shall be paid by wire transfer of immediately available funds to an account or accounts specified by Mercer.

     3.     Notice  of  Exercise.  At  any  time  prior  to the Expiration Date,
            --------------------
Optionee may exercise the right to purchase the Shares (the "EXERCISE DATE"). Optionee shall deliver to Mercer written notice which shall state Optionee's exercise of the purchase rights hereunder and the number of Shares in respect of which the rights are being exercised. The option shall be deemed exercised upon receipt by Mercer of (a) such written notice and (b) the Aggregate Exercise Price as contemplated by Section 2 above.

     4.     Transaction  Costs.  Mercer will not charge any transaction costs to
            ------------------
deliver  the  Shares  to  Optionee.

     5.     Investment  Purposes.  Optionee  is  acquiring  the  Shares  for
            --------------------
investment purposes only, for Optionee's own account, and not as nominee or agent for any other person or entity, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT"). Optionee has no agreements or other arrangements with any person or entity to sell, transfer or pledge any part of the Shares, and has no plans to enter into any such agreement or arrangement.

     6.     Restrictions  Regarding  Shares.  Optionee  acknowledges  that  the
            -------------------------------
Shares acquired upon exercise of the purchase rights hereunder may be subject to restrictions on transfer and understands that any sale of the Shares may be made only in accordance with the Securities Act and applicable state securities laws.

     7.     Adjustments.  In  the  event of any change in the outstanding shares
            -----------
of Common Stock of the Company by reason of a stock dividend and stock split or similar adjustment, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted. In the event that the above would result in Optionee receiving a fractional share, the number of Shares that the Optionee receives shall be rounded up to the next whole Share.

     8.     Covenants  of  Mercer.  Mercer  covenants  that until the Expiration
            ---------------------
Date Mercer will at all times reserve and keep available such number of shares of Common Stock as the Optionee has the right to receive upon the exercise of the option provided for in this Agreement and that such Shares will be duly authorized and validly issued and will be free and clear of any lien, encumbrance, adverse claim, restriction on sale or transfer, preemptive right, limitations on voting rights or option on such Exercise Date.

     9.     2003  Option Plan.  This Agreement is entered into and the rights to
            -----------------
acquire shares hereunder are granted pursuant and subject to the terms of Mercer's 2003 Non-Qualified Stock Option Plan dated August __, 2003 (the "OPTION PLAN").

     10.     Miscellaneous.
             -------------

          10.1     Further Assurances.  Each party agrees to perform any further
                   ------------------
acts and to execute and deliver any further documents or instruments which may be reasonably necessary to carry out the provisions of this Agreement and the transactions contemplated hereby.

          10.2     Amendments.  This  Agreement may not be amended, supplemented
                   ----------
or modified except by an instrument in writing signed by each of the parties hereto.

          10.3     Interpretation.  The headings contained in this Agreement are
                   --------------
for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          10.4     Counterparts.  This  Agreement  may  be  executed in multiple
                   ------------
counterparts,
each of which shall be deemed to be an original and which taken together shall constitute one and the same agreement.

          10.5     Entire  Agreement.  This Agreement (i) constitutes the entire
                   -----------------
agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          10.6     Notice.  All  notices  and  other  communications required or
                   ------
permitted hereunder shall be in writing and delivered personally, by telecopy, by a nationally-recognized overnight courier service or by registered or certified mail, postage prepaid, if to Optionee at the address of Optionee set forth on the signature page hereof and if to Mercer, as follows:

          Mercer  International  Inc.            with  a  copy  to:
          14900  Interurban  Avenue  South       Sangra,  Moller
          Suite  282                             1000 - 925 West Georgia  Street
          Seattle,  Washington  98168            Vancouver,  B.C.  V6C  3L2
          Attn:  Chief  Financial  Officer       Attn:  H.S.  Sangra

          10.7     Governing  Law.  THIS  AGREEMENT  SHALL  BE  GOVERNED  BY AND
                   --------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WASHINGTON WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS RULES THEREOF.

          10.8     Severability.  If  any provision of this Agreement as applied
                   ------------
to any part or to any circumstance shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement and the application of such provision to any other part or to any other circumstance shall not be affected or impaired thereby.

          10.9     Waiver.  Any of the terms or conditions of this Agreement may
                   ------
be waived in writing at any time by the party which is entitled to the benefits thereof. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of such provision at any time in the future or a waiver of any other provision hereof.

          10.10     Regulatory  Expenses.  Mercer  shall, upon timely receipt of
                    --------------------
any information required from the Optionee, use its reasonable efforts to make any required regulatory filings relating to the grant of or exercise of the option granted under this Agreement on behalf of the Optionee.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                 MERCER  INTERNATIONAL  INC.


                                 By:
                                    --------------------------------------
                                 Name:
                                      ------------------------------------
                                 Title:
                                       -----------------------------------


                                 OPTIONEE:

                                 GWA  Investments  LLC

                                 By:
                                    -------------------------------------
                                 Name:     Guy  W.  Adams
                                 Title:     Managing  Member

                                 Address:
                                         --------------------------------
                                 ----------------------------------------

                                   SCHEDULE F

                              S.D. OPTION AGREEMENT

                                OPTION AGREEMENT


     This Option Agreement (the "OPTION AGREEMENT"), dated as of August __, 2003, is made by and between Mercer International Inc. ("MERCER" or the "COMPANY") and Saul E. Diamond ("OPTIONEE").

     WHEREAS, Mercer, Greenlight Capital, L.L.C. and Greenlight Capital, Inc. (Greenlight Capital, L.L.C. and Greenlight Capital, Inc. collectively, "GREENLIGHT") are parties to that certain Agreement dated as of August 5, 2003 (the "AGREEMENT"), pursuant to which, among other things, Mercer agreed to issue options to purchase shares of beneficial interest, $1.00 par value per share (the "COMMON STOCK"), of Mercer to Optionee pursuant to terms substantially similar to the terms set forth in the Option Agreement dated as of June 20, 2003 by and among Optionee and Greenlight Capital, LP, Greenlight Capital Qualified, LP and Greenlight Capital Offshore, Ltd; and

     WHEREAS, Mercer and Optionee are entering into this Option Agreement to set forth the terms of the options granted by Mercer to Optionee.

     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


                             STATEMENT OF AGREEMENT

     1.     Option  to  Purchase  Stock.  Until and including June 20, 2004 (the
            ---------------------------
"EXPIRATION DATE"), Optionee shall have the right, but not the obligation, to purchase from Mercer up to fifty thousand (50,000) shares of Common Stock (the "SHARES"). Notwithstanding the foregoing, should Mercer's insider trading policy or Regulation BTR of the Sarbanes-Oxley Act of 2002 prohibit the Optionee from exercising the option granted under this Agreement for any reason on the Expiration Date, Mercer shall extend the Expiration Date to August 4, 2004.

     2.     Price.  The  exercise  price  for  each  Share  shall  be $4.53 (the
            -----
"EXERCISE PRICE"). The Aggregate Exercise Price for the Shares shall equal the number of Shares multiplied by the Exercise Price. If the option is exercised, the Aggregate Exercise Price shall be paid by wire transfer of immediately available funds to an account or accounts specified by Mercer.

     3.     Notice  of  Exercise.  At  any  time  prior  to the Expiration Date,
            --------------------
Optionee may exercise the right to purchase the Shares (the "EXERCISE DATE"). Optionee shall deliver to Mercer written notice which shall state Optionee's exercise of the purchase rights hereunder and the number of Shares in respect of which the rights are being exercised. Optionee may, in his sole discretion during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, or if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported), decide to pay Mercer the Exercise Price by reducing the number of Shares he would receive upon the exercise of his option ("CASHLESS EXERCISE"). In order to effectuate such Cashless Exercise, the number of Shares that Optionee would receive upon exercise of the option (the "OPTION SHARES") shall be reduced by the quotient of (i) the Aggregate Exercise Price of such Option Shares and (ii) the closing price of the day of the receipt of the written notice of exercise (the "EXERCISE SHARES"). The option shall be deemed exercised upon receipt by Mercer of (a)
 such  written  notice  and  (b) the aggregate purchase price as contemplated by
Section 2 above. In the event that the Cashless Exercise would result in Optionee receiving a fractional share, the number of Shares that Optionee receives shall be rounded up to the next whole Share.

     4.     Transaction  Costs.  Mercer will not charge any transaction costs to
            ------------------
deliver  the  Shares  to  Optionee.

     5.     Investment  Purposes.  Optionee  is  acquiring  the  Shares  for
            --------------------
investment purposes only, for Optionee's own account, and not as nominee or agent for any other person or entity, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT"). Optionee has no agreements or other arrangements with any person or entity to sell, transfer or pledge any part of the Shares, and has no plans to enter into any such agreement or arrangement.

     6.     Restrictions  Regarding  Shares.  Optionee  acknowledges  that  the
            -------------------------------
Shares acquired upon exercise of the purchase rights hereunder may be subject to restrictions on transfer and understands that any sale of the Shares may be made only in accordance with the Securities Act and applicable state securities laws.

     7.     Adjustments.  In  the  event of any change in the outstanding shares
            -----------
of Common Stock of the Company by reason of a stock dividend and stock split or similar adjustment, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted. In the event that the above would result in Optionee receiving a fractional share, the number of Shares that the Optionee receives shall be rounded up to the next whole Share.

     8.     Covenants  of  Mercer.  Mercer  covenants  that until the Expiration
            ---------------------
Date Mercer will at all times reserve and keep available such number of shares of Common Stock as the Optionee has the right to receive upon the exercise of the option provided for in this Agreement and that such Shares will be duly authorized and validly issued and will be free and clear of any lien, encumbrance, adverse claim, restriction on sale or transfer, preemptive right, limitations on voting rights or option on such Exercise Date.

9.     2003  Option  Plan.  This  Agreement  is  entered  into and the rights to
       ------------------
acquire shares hereunder are granted pursuant and subject to the terms of Mercer's 2003 Non-Qualified Stock Option Plan dated August __, 2003 (the "OPTION PLAN").

     10.     Miscellaneous.
             -------------

          10.1     Further Assurances.  Each party agrees to perform any further
                   ------------------
acts and to execute and deliver any further documents or instruments which may be reasonably necessary to carry out the provisions of this Agreement and the transactions contemplated hereby.

          10.2     Amendments.  This  Agreement may not be amended, supplemented
                   ----------
or modified except by an instrument in writing signed by each of the parties hereto.

          10.3     Interpretation.  The headings contained in this Agreement are
                   --------------
for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          10.4     Counterparts.  This  Agreement  may  be  executed in multiple
                   ------------
counterparts, each of which shall be deemed to be an original and which taken together shall constitute one and the same agreement.

          10.5     Entire  Agreement.  This Agreement (i) constitutes the entire
                   -----------------
agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          10.6     Notice.  All  notices  and  other  communications required or
                   ------
permitted hereunder shall be in writing and delivered personally, by telecopy, by a nationally-recognized overnight courier service or by registered or certified mail, postage prepaid, if to Optionee at the address of Optionee set forth on the signature page hereof and if to Mercer, as follows:

          Mercer  International  Inc.             with  a  copy  to:
          14900  Interurban  Avenue  South        Sangra,  Moller
          Suite  282                              1000 - 925 West Georgia Street
          Seattle,  Washington  98168             Vancouver,  B.C.  V6C  3L2
          Attn:  Chief  Financial  Officer        Attn:  H.S.  Sangra

          10.7     Governing  Law.  THIS  AGREEMENT  SHALL  BE  GOVERNED  BY AND
                   --------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WASHINGTON WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS RULES THEREOF.

          10.8     Severability.  If  any provision of this Agreement as applied
                   ------------
to any part or to any circumstance shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement and the application of such provision to any other part or to any other circumstance shall not be affected or impaired thereby.

          10.9     Waiver.  Any of the terms or conditions of this Agreement may
                   ------
be waived in writing at any time by the party which is entitled to the benefits thereof. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of such provision at any time in the future or a waiver of any other provision hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                           MERCER  INTERNATIONAL  INC.


                                           By:
                                              -------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------

                                           OPTIONEE:

                                           ----------------------------------
                                           Saul  E.  Diamond

                                           Address:
                                                   --------------------------

                                           ----------------------------------

                                   SCHEDULE G

                               INDEMNITY AGREEMENT
                         BETWEEN GUY W. ADAMS AND MERCER

                          TRUSTEE'S INDEMNITY AGREEMENT
                          -----------------------------


THIS  AGREEMENT  dated  for  reference  the * day  of *, 2003.

BETWEEN:

           *,  Businessman

           (the  "Trustee")

AND:

           MERCER INTERNATIONAL INC., a Massachusetts business trust organized under the laws of the State of Washington with an office at 14900 Interurban Ave. South, Suite 282, Seattle, Washington, USA 98169

           (the  "Company")


WITNESSES  THAT  WHEREAS:

A. It is essential to the Company to retain and attract as trustees and officers the most capable persons available;

B.     The  Trustee  is  a  trustee  and/or  officer  of  the  Company;

C. Both the Company and the Trustee recognize the increased risk of litigation and claims being asserted against directors, trustees and officers of public companies in today's environment; and

D. In recognition of the Trustee's need for substantial protection against personal liability and in order to enhance the Trustee's continued service to the Company in an effective manner, the Company wishes to provide in this Agreement for the indemnification of the Trustee to the fullest extent permitted by law and as set forth in this Agreement.

NOW THEREFORE in consideration of the premises, the respective covenants of the parties herein and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto covenant and agree as follows:

1.     INTERPRETATION

1.1  DEFINITIONS.  For  the  purposes  of  this  Agreement,  the following terms
     -----------
shall  have  the  following  meanings,  respectively:

     (a)  "BOARD"  means  the  board  of  trustees  of  the  Company;

     (b) "CLAIM" or "CLAIMS" has the meaning ascribed to such term in Subsection 2.1(a) hereof;

     (c)  "CHANGE  IN  CONTROL"  shall  be  deemed  to  have  occurred  if:

          (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of beneficial interest of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities;

          (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new trustee of the Company whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the trustees of the Company then still in office who either were trustees of the Company at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

         (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 50.1% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company's assets;

     (d)  "COSTS" has the  meaning ascribed thereto in Subsection 2.1(b) hereof;

     (e) "EXPENSE ADVANCE" has the meaning ascribed to such term in Section 2.2 hereof;

     (f) "INDEMNIFIABLE EVENT" has the meaning ascribed to such term in Subsection 2.1(a) hereof;

     (g) "INDEPENDENT LEGAL COUNSEL" means an attorney or firm of attorneys, selected in accordance with the provisions of Section 6.1 hereof, who shall not have otherwise performed services for the Company or the Trustee within the last two years (other than with respect to matters concerning the rights of the Trustee under this Agreement, or of other trustees of the Company under similar indemnity agreements);

     (h)  "POTENTIAL CHANGE IN  CONTROL"  shall  be  deemed to have occurred if:

          (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

         (ii)  any  person  (including  the  Company)   publicly   announces  an
               intention to take or to consider taking actions which if consummated would constitute a Change in Control;

        (iii) any person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of beneficial interest of the Company, who is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding Voting Securities, increases his beneficial ownership of such securities by five percentage points (5%) or more over the percentage so owned by such person; or

         (iv) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred;

     (i)  "RELATED  COMPANIES"   has  the  meaning  ascribed  to  such  term  in
          Subsection 2.1(a)  hereof;

     (j) "REVIEWING PARTY" means any appropriate person or body consisting of a member or members of the Board or any other person or body appointed by the Board who is not a party to the particular Claim for which the Trustee is seeking indemnification, or the Independent Legal Counsel; and

     (k) "VOTING SECURITIES" means any securities of the Company which vote generally in the election of trustees of the Company.

1.2  EFFECTIVE  DATE.  Notwithstanding  the  date of its execution and delivery,
     --------------
this Agreement shall be conclusively deemed to commence on, and be effective as of, the day upon which the Trustee first became or becomes a trustee or officer of the Company and shall survive and remain in full force and effect after the Trustee ceases to be a trustee or officer of the Company and after the termination of the Trustee's employment with the Company.

2.     INDEMNITY

2.1     INDEMNIFICATION.  Subject  to  Section  3.1, the Company shall indemnify
        ---------------
and save harmless the Trustee to the fullest extent permitted by law against and from:

     (a) any and all charges and claims of every nature and kind whatsoever which may be brought, made or advanced by any person, firm, corporation or government, or by any governmental department, body, commission, board, bureau, agency or instrumentality against the Trustee, and any and all threatened, pending or completed actions, suits or proceedings, or any inquires or investigations, whether instituted by the Company or any other person, that the Trustee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or other, against the Trustee, including any and all actions, suits, proceedings, inquires or investigations in which the Trustee was, is, becomes or is threatened to be made a party to or witness or other participant in (a "CLAIM", or, collectively, "CLAIMS"), by reason of (or arising in part out of) the Trustee being a director, officer, trustee, employee or agent of the Company, any of the Company's subsidiaries, or any company, partnership, joint venture, trust or other enterprise related to or affiliated with the Company or which the Trustee was serving at the request of the Company as a director, officer, trustee, employee or agent (the "RELATED COMPANIES"), or that arise out of or are in any way connected with the management, operation, activities, affairs or existence of the Company or any of its Related Companies (an "INDEMNIFIABLE EVENT");

     (b) any and all costs, damages, expenses (including legal fees and disbursements on a full indemnity basis), judgements, fines, liabilities, penalties (statutory and otherwise), losses and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such costs, damages, expenses, judgements, fines, liabilities, penalties, losses or amounts paid in settlement) (referred to herein as "COSTS") which the Trustee may sustain, incur or be liable for by reason of (or arising in part out of) an Indemnifiable Event whether sustained or incurred by reason of his negligence, default, breach of duty, breach of trust, failure to exercise due diligence or otherwise in relation to the Company or its Related Companies or any of their affairs; and

     (c) in particular, and without in any way limiting the generality of the foregoing, any and all Costs which the Trustee may sustain, incur or be liable for as a result of or in connection with the release of or presence in the environment of hazardous substances, contaminants, litter, waste, effluent, refuse, pollutants or deleterious materials and that arise out of or are in any way connected with the management, operation, activities, affairs or existence of the Company or any of its Related Companies.

2.2  EXPENSE  ADVANCES.  Subject  to  Section  3.1, the Company shall advance to
     -----------------
the Trustee the Costs reasonably estimated to be sustained, incurred or suffered by him, in connection with the indemnification set forth in Section 2.1 hereof within two business days of receipt by the Company of a written request for such advance (an "EXPENSE ADVANCE"). The Trustee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined by a court of competent jurisdiction, which determination is not subject to any subsequent appeals, that the Trustee is not entitled to be indemnified by the Company as authorized by this Agreement.

2.3  INDEMNIFICATION  OF  EXPENSES  OF  SUCCESSFUL  PARTY.  Notwithstanding  any
     --------------------------------------------------
other provision of this Agreement, to the extent that the Trustee has been successful on the merits or otherwise in the defence of any Claim or in the defence of any charge, issue or matter therein, including the dismissal of a Claim, the Company shall indemnify the Trustee against any and all Costs actually and reasonably sustained or incurred by him in connection with the investigation, defence or appeal of such Claim.

2.4  INDEMNIFICATION  FOR  EXPENSE  OF  A  WITNESS.  Notwithstanding  any  other
     --------------------------------------------
provision of this Agreement, the Company will indemnify the Trustee if and whenever he is a witness or participant, or is threatened to be made a witness or participant, to any action, suit, proceeding, hearing, inquiry or investigation to which the Trustee is not a party, by reason of the fact that he is or was a trustee, director, officer, employee or agent of the Company or any of its Related Companies or by reason of anything done or not done by him in such capacity, against any and all Costs actually and reasonably sustained or incurred by the Trustee or on the Trustee's behalf in connection therewith.

2.5  INDEMNIFICATION  FOR  EXPENSES  IN  OBTAINING  INDEMNITY. The Company shall
     ----------------------------------------------------
indemnify the Trustee against any and all Costs, and, if requested by the Trustee, shall subject to Section 3.1 hereof (within two business days of such request) advance such Costs to the Trustee, which are sustained, incurred or suffered by the Trustee in connection with any action, suit or proceeding brought by the Trustee for: (i) indemnification, or an advance thereof, by the Company under this Agreement, any other agreement or the Restated Declaration of Trust of the Company, as amended; or (ii) recovery under any trustees', directors' and officers' liability insurance policies maintained by the Company, regardless of whether the Trustee ultimately is determined to be entitled to such indemnification or insurance recovery, as the case may be.

2.6  PARTIAL  INDEMNITY.  If  the  Trustee  is  entitled under any provisions of
     ------------------
this Agreement to indemnification by the Company for some or a portion of the Costs sustained, incurred or suffered by him but not, however, for all of the total amounts thereof, the Company shall nevertheless indemnify the Trustee for the portion thereof to which Trustee is entitled.

3.     INDEMNITY  EXCEPTIONS

3.1  EXCEPTIONS  TO  INDEMNIFICATION.  Notwithstanding  the  provisions  of
     -------------------------------
Sections 2.1, 2.2 and 2.5 hereof, the Company shall not be obligated to indemnify or save harmless the Trustee against and from any Claim or Costs or make an Expense Advance:

     (a) if, in respect thereof, a court of competent jurisdiction determines, which determination is not subject to any subsequent appeals, that the Trustee failed to act honestly and in good faith with a view to the best interests of the Company;

     (b) arising out of any criminal conviction of the Trustee if the Trustee pleaded guilty or was found guilty by a court of competent jurisdiction, which finding is not subject to any subsequent appeals by the Trustee, other than in the case of a criminal proceeding in respect of which the Trustee had no reasonable cause to believe that his conduct was unlawful;

     (c) arising out of a determination by a court of competent jurisdiction, which determination is not subject to any subsequent appeals, that:
          (i) the Trustee failed to disclose his interest or conflicts as required under the Washington Business Corporation Act - Title 23B of the Revised Code of Washington, as amended (the "RCW"); or (ii) the Company is not permitted to indemnify the Trustee as provided in RCW 23B.08.510(4);

     (d) in connection with any liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, or under United States federal or state securities laws for "insider trading"; (e) if, in respect thereof, the Expense Advance, or any other advance to the Trustee under this Agreement, is prohibited by the Sarbanes-Oxley Act of 2002, as amended; or

     (f) in connection with any settlement of a Claim effected without the Company's written consent.

4.     BURDEN  OF  PROOF  AND  PRESUMPTIONS

4.1  BURDEN  OF  PROOF.  In  connection with any determination by the Company as
     ---------------
to whether the Trustee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that the Trustee is not so entitled.

4.2  NO  PRESUMPTIONS.  For  purposes  of this Agreement, the termination of any
     ---------------
Claim, by judgement, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Trustee did not meet any particular standard of conduct or have any particular belief or that a court had determined that indemnification is not permitted by applicable law.

5.     CONTRIBUTION

5.1 If the indemnification provided in this Agreement is unavailable and may not be paid to the Trustee for any reason other than statutory limitations set forth in applicable law, then in respect of any Claim in which the Company is jointly liable with the Trustee (or would be if joined in such Claim), the Company shall contribute to the amount of Costs actually and reasonably sustained or incurred and paid or payable by the Trustee in such proportion as is appropriate to reflect (i) the relative benefits received by the Company and all officers, trustees, directors or employees of the Company and any of its Related Companies, other than the Trustee, who are jointly liable with the Trustee (or would be if joined in such Claim) on the one hand, and the Trustee, on the other hand, from the transaction from which such Claim arose, and (ii) the relative fault of the Company and all officers, trustees, directors or employees of the Company and any of its Related Companies, other than the Trustee, who are jointly liable with the Trustee (or would be if joined in such Claim), on the one hand, and of the Trustee, on the other, in connection with the events which resulted in such Costs, as well as any other relevant equitable considerations. The relative fault referred to above shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such Costs. The Company agrees that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or any other method of allocation that does not take account of the foregoing equitable considerations.

6.   CHANGE  IN  CONTROL

6.1  CHANGE  IN  CONTROL.  The  Company  agrees  that  if  there  is a Change in
     -------------------
Control of the Company (other than a Change in Control which has been approved by a majority of the trustees of the Company who were trustees of the Company immediately prior to such Change in Control) then with respect to all matters thereafter arising concerning the rights of the Trustee to indemnity payments and Expense Advances under this Agreement, any other agreement or the Restated Declaration of Trust of the Company, as amended, now or hereafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from Independent Legal Counsel selected by the Trustee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and the Trustee as to whether and to what extent the Trustee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all Costs, claims and charges arising out of or relating to this Agreement or its engagement pursuant hereto.

6.2  ESTABLISHMENT  OF  TRUST.  In  the  event of a Potential Change in Control,
     -----------------------
the Company shall, upon written request by the Trustee, create a trust for the benefit of the Trustee and from time to time upon written request of the Trustee shall fund such trust in an amount sufficient to satisfy any and all Costs reasonably anticipated at the time of such request to be sustained or incurred in connection with investigating, preparing for and defending any Claim, and the Costs sustained or incurred by the Trustee from time to time, or reasonably anticipated to be sustained or incurred by the Trustee in connection with any Claim, provided that in no event shall more than $25,000 be required to be deposited in any trust created hereunder in excess of amounts deposited in respect of reasonably anticipated Costs. The amount or amounts to be deposited in the trust pursuant to the foregoing funding obligation shall be determined by the Reviewing Party in any case in which the Independent Legal Counsel referred to above is involved. The terms of the trust shall provide that upon a Change in Control (i) the trust shall not be revoked or the principal thereof invaded, without the written consent of the Trustee,
(ii) the trustee of such trust shall advance to the Trustee, within two business days of a request by the Trustee, the Costs sustained or incurred, or reasonably anticipated to be sustained or incurred, by the Trustee in connection with any Claim (and the Trustee hereby agrees to reimburse the trust under the circumstances under which the Trustee would be required to reimburse the Company under Section 2.2 hereof), (iii) such trust shall continue to be funded by the Company in accordance with the funding obligation set forth above, (iv) the trustee of such trust shall promptly pay to the Trustee all amounts for which the

Trustee shall be entitled to indemnification pursuant to this Agreement or otherwise, and (v) all unexpended funds in such trust shall revert to the Company upon a final determination by the Reviewing Party or a court of competent jurisdiction, as the case may be, that the Trustee has been fully indemnified under the terms of this Agreement. The trustee of the trust established hereunder shall be chosen by the Trustee. Nothing in this Section 6.2 shall relieve the Company of any of its obligations under this Agreement.

7.   RESIGNATION

7.1 Nothing in this Agreement shall prevent the Trustee from resigning as a trustee or officer of the Company or any of its Related Companies at any time.

8.   DEFENCE

8.1  NOTICE  TO  COMPANY.  Upon  the  Trustee  becoming  aware of any pending or
     -------------------
threatened Claim, written notice shall be given by or on behalf of the Trustee to the Company as soon as is reasonably practicable.

8.2  INVESTIGATION  BY  COMPANY.  The  Company  shall conduct such investigation
     -------------------------
of each Claim as is reasonably necessary in the circumstances, and shall pay all costs of such investigation.

8.3  DEFENCE  BY  COMPANY.  Subject  to  this  Section,  the Company shall, upon
     --------------------
the written request of the Trustee, defend, on behalf of the Trustee, any Claim, even if the Claim is groundless, false or fraudulent.

8.4  APPOINTMENT  OF  DEFENCE  COUNSEL.  The  Company  shall  consult  with  and
     ---------------------------------
accept the reasonable choice of the Trustee concerning the appointment of any defence counsel to be engaged by the Company in fulfillment of its obligations to defend a Claim pursuant to Section 8.3; thereafter the Company shall appoint such counsel.

8.5  SETTLEMENT  BY  COMPANY.  With  respect to a Claim for which the Company is
     ---------------------
obliged to indemnify the Trustee hereunder, the Company may conduct negotiations towards the settlement of a Claim and, with the written consent of the Trustee (which the Trustee agrees not to unreasonably withhold) the Company may make such settlement as it deems expedient, provided however that the Trustee shall not be required, as part of any proposed settlement of a Claim, to admit liability or agree to indemnify the Company in respect of, or make contribution to, any compensation or other payment for which provision is made under the settlement. The Company shall pay any compensation or other payment for which provision is made by such settlement.

9.     GENERAL

9.1  LIMITATION  OF  ACTIONS.  No  legal action shall be brought and no cause of
     ---------------------
action shall be asserted by or in the right of the Company or any of its Related Companies against the Trustee, the Trustee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company and any of its Related Companies shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitation is otherwise applicable to such cause of action such shorter period shall govern.

9.2  GENDER;  PLURAL.  In  this  Agreement wherever the singular or masculine is
     --------------
used it will be construed as if the plural or feminine or neuter, as the case may be, had been used where the context otherwise requires, and a reference to a section by number is a reference to the section so numbered in this Agreement.

9.3  NOTICES.  All  notices  and  other communications required to be given by a
     -------
party hereunder shall be in writing and shall be deemed to have been duly given: (a) upon delivery, if delivered by hand; (b) one (1) business day after the business day of deposit with an overnight courier, if delivered by overnight courier, freight prepaid; (c) five (5) days after deposit with the applicable postal service, if delivered by first class mail postage prepaid; or (d) one (1) day after the business day of delivery by facsimile transmission, if delivered by facsimile transmission and a facsimile transmission confirmation is obtained in respect thereof, with a copy by first class mail postage prepaid, to the other party at the other party's address specified above or to the last known facsimile number of such party, as applicable, or at such other address or to such other facsimile number as the other party may have last specified in writing to the party intending to convey the notice or other communication.

9.4  TIME.  Time  shall  be  of  the  essence  of  this  Agreement.
     ----

9.5  HEADINGS.  The headings in this Agreement are inserted for ease of
      --------
     reference only and shall have no effect on the construction or interpretation of this Agreement.

9.6  GOVERNING  LAW.  This  Agreement  shall be construed, interpreted, governed
     -------------
by and enforced in accordance with the laws of the State of Washington, U.S.A., applicable to contracts made and to be performed in the State of Washington, U.S.A., without giving effect to the principles of conflicts of laws. Each of the parties hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of Seattle, Washington, U.S.A., with respect to any matters arising out of this Agreement.

9.7  ENTIRE  AGREEMENT.  This  Agreement  contains  the entire agreement between
     -----------------
the parties relating to the subject matter hereof and there are no agreements, representations or warranties, express or implied, which are collateral hereto.

9.8  NONEXCLUSIVITY.  The  rights  of  the  Trustee  hereunder  shall  be  in
     --------------
addition to any rights the Trustee may have under the Restated Declaration of Trust of the Company, including any amendments thereto or restatements thereof, Chapter 23.90 of the RCW, as amended, Title 23B of the RCW, as amended, or otherwise. To the extent that any change(s) in Chapter 23.90 and/or Title 23B of the RCW (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company's Restated Declaration of Trust, as amended, and this Agreement, it is the intent of the parties hereto that the Trustee shall enjoy by this Agreement the benefits so afforded by such change(s).

9.9  INSURANCE.  To  the  extent  the  Company  maintains an insurance policy or
     ---------
policies providing trustees', directors' and officers' liability insurance, the Trustee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any trustee, director or officer of the Company.

9.10 AMENDMENTS.  This  Agreement  may  only  be  amended by a written agreement
     ----------
signed  by  both  of  the  parties  hereto.

9.11 WAIVERS.  No  waiver  of  any  of the provisions of this Agreement shall be
     -------
deemed or shall constitute a waiver of any other provisions hereof
(whether or not similar) nor shall such waiver constitute a continuing waiver.

9.12 FURTHER  ASSURANCES.  Each  of  the  parties agrees to promptly do all such
     ------------------
further acts, and promptly execute and deliver all such further documents, as may be necessary or advisable for the purpose of giving effect to or carrying out the intent of this Agreement.

9.13 SUCCESSORS  AND  ASSIGNS.  This  Agreement  shall  enure  to the benefit of
     ------------------------
and be binding upon the parties hereto and their respective successors, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, assigns, spouses, heirs, executors and personal and legal representatives. This Agreement shall continue in effect regardless of whether the Trustee continues to serve as a director, officer or trustee of the Company, any of its Related Companies or of any other enterprise at the Company's request.

9.14 SEVERABILITY.  The  provisions  of  this  Agreement  shall  be severable in
     ------------
the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to fullest extent permitted by law.

9.15 COUNTERPARTS.  This Agreement may be executed in any number of
     ------------
counterparts with the same effect as if all parties had signed the same document. All counterparts will constitute one and the same agreement. This Agreement may be executed and transmitted by facsimile transmission and if so executed and transmitted this Agreement will be for all purposes as effective as if the parties had delivered an executed original Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement, in the case of a corporate party by its duly authorized officer or officers, as of the date first written above.

SIGNED,  SEALED  AND  DELIVERED  in  the    )
presence  of:                               )
                                            )
------------------------------------------  )
Signature                                   )
                                            )
--------------------------------------------)
Name                                        )
                                            )
--------------------------------------------)  --------------------------------
Address                                     )  *
                                            )
------------------------------------------- )
------------------------------------------- )
Occupation                                  )


MERCER  INTERNATIONAL  INC.

By:
   ----------------------------------------
Name:
      -------------------------------------
Title:
       ------------------------------------